                                                                      EXHIBIT 21

SUBSIDIARIES OF REGISTRANT

The following are the Company's subsidiaries, each of which is directly and wholly owned by its immediate parent, Charming Shoppes, Inc. All subsidiaries are included in the consolidated financial statements of Charming Shoppes, Inc., and subsidiaries, except as noted.

                                                      State or
                                                   Jurisdiction of
Name                                                Organization
----                                               ---------------

C.S.A.C., Inc.                                       (2) DE
C.S.F., Corp.                                        (2) DE
C.S.I.C., Inc.                                       (2) DE
Catherines #5029, Inc.                               (2) NY
Catherines #5052, Inc.                               (2) NC
Catherines #5059, Inc.                               (2) FL
Catherines #5118, Inc.                                   VA
Catherines #5127, Inc.                               (2) NC
Catherines #5139, Inc.                               (2) FL
Catherines #5141, Inc.                               (2) FL
Catherines #5145, Inc.                               (2) NJ
Catherines #5149, Inc.                               (2) VA
Catherines #5151 of Big Flats, Inc.                  (2) NY
Catherines #5163, Inc.                               (2) NV
Catherines #5172, Inc.                               (2) FL
Catherines #5173, Inc.                                   GA
Catherines #5179, Inc.                               (2) SC
Catherines #5186, Inc.                               (2) GA
Catherines #5189, Inc.                               (2) FL
Catherines #5210, Inc.                               (2) GA
Catherines #5267, Inc.                               (2) AZ
Catherines #5268, Inc.                               (2) AZ
Catherines #5275, Inc.                                   CA
Catherines #5279, Inc.                               (2) CA
Catherines #5340, Inc.                                   PA
Catherines #5342, Inc.                                   PA
Catherines #5343, Inc.                                   RI
Catherines #5344 of Mays Landing, Inc.                   NJ
Catherines #5345 of Colonial Heights, Inc.               VA
Catherines #5346, Inc.                               (2) LA
Catherines #5348, Inc.                                   MS
Catherines #5349, Inc.                                   TN
Catherines #5350, Inc.                                   MD
Catherines #5351, Inc.                                   MO
Catherines #5352, Inc.                                   GA
Catherines #5353, Inc.                                   GA
Catherines #5355, Inc.                                   PA
Catherines #5356, Inc.                                   VA
Catherines #5357, Inc.                                   PA
Catherines #5358, Inc.                                   CA
Catherines #5359, Inc.                                   SC
Catherines #5360, Inc.                                   MD
Catherines #5361, Inc.                                   MA
Catherines #5362, Inc.                                   IL
Catherines #5363, Inc.                                   AL
Catherines #5364 of Buffalo, Inc.                        NY
Catherines #5365, Inc.                                   CO

Catherines #5366, Inc.                                   SC
Catherines #5367 of Middletown, Inc.                 (2) NY
Catherines #5368, Inc.                                   ND
Catherines #5369, Inc.                                   MD
Catherines #5370, Inc.                                   IL
Catherines #5371, Inc.                                   OH
Catherines #5372, Inc.                                   IA
Catherines #5373, Inc.                                   OH
Catherines #5374, Inc.                               (2) NJ
Catherines #5375, Inc.                               (2) CA
Catherines #5376, Inc.                                   NC
Catherines #5377, Inc.                               (2) AL
Catherines #5378, Inc.                                   OH
Catherines #5379, Inc.                                   CT
Catherines #5380, Inc.                                   OR
Catherines #5381, Inc.                                   MO
Catherines #5382 of Vestal, Inc.                         NY
Catherines #5383, Inc.                                   MA
Catherines #5384, Inc.                                   CA
Catherines #5385, Inc.                               (2) KY
Catherines #5386, Inc.                                   LA
Catherines #5387, Inc.                                   SC
Catherines #5388, Inc.                                   FL
Catherines #5390, Inc.                               (2) IL
Catherines #5391, Inc.                                   MI
Catherines #5394, Inc.                               (2) KY
Catherines #5395, Inc.                                   FL
Catherines #5396, Inc.                                   LA
Catherines #5397, Inc.                                   SC
Catherines #5398, Inc.                               (2) LA
Catherines #5462, Inc.                               (2) TN
Catherines #5487, Inc.                               (2) MI
Catherines #5489, Inc.                               (2) OH
Catherines #5542, Inc.                               (2) VA
Catherines #5745, Inc.                               (2) FL
Catherines #5749 of Clay, Inc.                       (2) NY
Catherines #5750, Inc.                               (1) FL
Catherines #5753, Inc.                               (2) PA
Catherines #5793, Inc.                               (2) PA
Catherines #5796 of Poughkeepsie, Inc.                   NY
Catherines #5812, Inc.                               (1) LA
Catherines #5843, Inc.                                   NC
Catherines #5844 of Bayshore, Inc.                       NY
Catherines #5845, Inc.                                   NC
Catherines #5846, Inc.                                   CA
Catherines #5847, Inc.                               (2) CA
Catherines #5848, Inc.                                   AR
Catherines #5849, Inc.                                   WI
Catherines #5850 of Syracuse, Inc.                       NY
Catherines #5851, Inc.                                   PA
Catherines #5852, Inc.                                   PA
Catherines #5853, Inc.                               (2) PA
Catherines #5854, Inc.                               (2) CO
Catherines #5855, Inc.                                   WI
Catherines #5856, Inc.                                   NJ
Catherines #5857, Inc.                               (2) GA
Catherines #5858, Inc.                                   IA
Catherines #5859, Inc.                                   NC
Catherines #5860, Inc.                                   AL
Catherines #5861, Inc.                               (2) OH
Catherines #5862, Inc.                               (2) MN
Catherines #5863, Inc.                               (2) MS
Catherines #5864, Inc.                                   TN

Catherines #5865, Inc.                               (2) CA
Catherines #5867, Inc.                                   KS
Catherines #5868, Inc.                               (2) FL
Catherines #5869 of Rotterdam, Inc.                      NY
Catherines #5871, Inc.                               (2) MT
Catherines #5872, Inc.                               (2) MD
Catherines #5873, Inc.                               (2) PA
Catherines #5874, Inc.                               (2) GA
Catherines #5875, Inc.                                   WI
Catherines #5876, Inc.                                   IL
Catherines #5877, Inc.                               (2) TX
Catherines #5878, Inc.                               (2) DE
Catherines #5879, Inc.                               (2) WV
Catherines #5881, Inc.                               (2) AL
Catherines #5882, Inc.                               (2) WI
Catherines #5883, Inc.                               (2) CA
Catherines #5884, Inc.                               (2) MI
Catherines #5885, Inc.                               (2) AL
Catherines #5886, Inc.                               (2) MS
Catherines #5888, Inc.                               (2) IL
Catherines #5889, Inc.                               (2) CA
Catherines #5890, Inc.                               (2) WI
Catherines #5891, Inc.                               (2) IL
Catherines #5892, Inc.                               (2) CA
Catherines #5893, Inc.                               (2) LA
Catherines #5894, Inc.                               (2) OK
Catherines C.S.A.C., Inc.                            (2) DE
Catherines C.S.I.C., Inc.                            (2) DE
Catherines of California, Inc.                           CA
Catherines of Nevada, Inc.                               NV
Catherines of Pennsylvania, Inc.                         TN
Catherines Partners II, G.P.                             WA
Catherines Partners, L.P.                                TN
Catherines Partners-Indiana, L.L.P.                      IN
Catherines Stores Corporation                            TN
Catherines Stores of Indiana, Inc.                       IN
Catherines Stores of Texas, Inc.                         TX
Catherines, Inc.                                         DE
Catherines.Com, Inc.                                 (2) DE
Catherines.Com, Inc.                                 (2) TN
Charm-Fin Stores, Inc.                               (2) DE
Charming J V, Inc.                                   (2) DE
Charming Shoppes Interactive, Inc.                   (2) DE
Charming Shoppes of Colonial Park, Inc.              (2) PA
Charming Shoppes of Delaware, Inc.                   (2) PA
Charming Shoppes of Echelon, Inc.                        NJ
Charming Shoppes of Norristown, Inc.                 (2) PA
Charming Shoppes of Trenton, Inc.                        NJ
Charming Shoppes of Woodbury, Inc                    (2) NJ
Charming Shoppes Receivables Corp.                   (2) DE
Charming Shoppes Seller, Inc.                        (2) DE
Charming Shoppes Street, Inc.                        (2) DE
Charming Shoppes, Inc.                               (2) PA
Columbia #2589 Devolpment Co, Inc.                       TN
CS Insurance Ltd.                                    (2) Bermuda
CS Investment Company                                (2) DE
CSBC, Inc.                                           (2) DE
CSD Acquisition Corp.                                (2) DE
CSHC, Inc.                                           (2) DE
CSI Charities, Inc.                                  (2) PA
CSI Industries, Inc.                                 (2) DE
CSI Industries, Inc.                                 (2) PA
CSI-DR, Inc.                                         (2) Dom. Republic

CSIM, Inc.                                           (2) DE
Diversified Fashions, Inc.                           (2) PA
Ericool Co Ltd.                                      (2) Hong Kong
Evatone Trading Ltd.                                 (2) Hong Kong
F.B. Plus Women'S Apparel of Kingston, Inc.              PA
F.B. Plus Women'S Apparel of Riverside, Inc.         (2) NY
F.B. Women'S Apparel #3097 of New Hartford, Inc.     (2) NY
F.B. Women's Apparel of Delmar, Inc.                     PA
F.B. Women's Apparel of Depew, Inc.                      PA
F.B. Women's Apparel of Oneonta, Inc.                    PA
F.B. Women's Apparel of Panorama Plaza, Inc.             NY
Fashion  Acceptance Corp                             (2) DE
Fashion Bug #108, Inc.                                   MI
Fashion Bug #138, Inc.                               (2) IN
Fashion Bug #139, Inc.                                   IN
Fashion Bug #141, Inc.                                   NJ
Fashion Bug #144, Inc.                                   IN
Fashion Bug #157, Inc.                                   OH
Fashion Bug #168, Inc.                               (2) IN
Fashion Bug #2003, Inc.                                  OH
Fashion Bug #2004, Inc.                                  MI
Fashion Bug #2006, Inc.                                  KY
Fashion Bug #2007, Inc.                              (2) LA
Fashion Bug #2009, Inc.                                  PA
Fashion Bug #2010, Inc.                                  MI
Fashion Bug #2011, Inc.                                  MD
Fashion Bug #2014, Inc.                                  MI
Fashion Bug #2015, Inc.                                  IN
Fashion Bug #2018, Inc.                                  MI
Fashion Bug #2019, Inc.                              (2) ND
Fashion Bug #2020, Inc.                                  VA
Fashion Bug #2021, Inc.                                  OH
Fashion Bug #2022, Inc.                                  IN
Fashion Bug #2023, Inc.                                  PA
Fashion Bug #2026, Inc.                              (2) PA
Fashion Bug #2027, Inc.                                  NE
Fashion Bug #2028, Inc.                                  GA
Fashion Bug #2029, Inc.                                  NH
Fashion Bug #2030, Inc.                                  PA
Fashion Bug #2031, Inc.                                  KS
Fashion Bug #2032, Inc.                                  MI
Fashion Bug #2034, Inc.                                  MO
Fashion Bug #2036, Inc.                                  OH
Fashion Bug #2037, Inc.                                  MI
Fashion Bug #2038, Inc.                              (2) KY
Fashion Bug #2039, Inc.                              (2) OH
Fashion Bug #2040, Inc.                                  KY
Fashion Bug #2043, Inc.                                  IN
Fashion Bug #2044, Inc.                                  NC
Fashion Bug #2045 of East Greenbush, Inc.                NY
Fashion Bug #2047, Inc.                                  MA
Fashion Bug #2048, Inc.                              (2) KY
Fashion Bug #2049, Inc.                                  MD
Fashion Bug #2050 of Massena, Inc.                       NY
Fashion Bug #2051, Inc.                                  IL
Fashion Bug #2052, Inc.                                  MN
Fashion Bug #2053, Inc.                                  MO
Fashion Bug #2057, Inc.                                  CT
Fashion Bug #2058, Inc.                                  MA
Fashion Bug #2063, Inc.                                  KS
Fashion Bug #2064, Inc.                              (2) OH
Fashion Bug #2065, Inc.                              (2) GA
Fashion Bug #2067, Inc.                              (2) TN

Fashion Bug #2068, Inc.                              (2) ME
Fashion Bug #2069, Inc.                              (2) AR
Fashion Bug #2070 of Brooklyn, Inc.                      NY
Fashion Bug #2072 of Islandia, Inc.                      NY
Fashion Bug #2074, Inc.                                  KY
Fashion Bug #2075, Inc.                                  IL
Fashion Bug #2077, Inc.                                  MI
Fashion Bug #2078, Inc.                                  MI
Fashion Bug #2079, Inc,                                  OH
Fashion Bug #2080, Inc.                                  OH
Fashion Bug #2081 of Ogdensburg, Inc.                    NY
Fashion Bug #2082, Inc.                                  NJ
Fashion Bug #2084, Inc.                                  OH
Fashion Bug #2085, Inc.                                  KS
Fashion Bug #2086, Inc.                                  IL
Fashion Bug #2088, Inc.                                  CT
Fashion Bug #2090, Inc.                                  FL
Fashion Bug #2091, Inc.                                  FL
Fashion Bug #2092, Inc.                                  WI
Fashion Bug #2093, Inc.                                  IL
Fashion Bug #2095, Inc.                                  OH
Fashion Bug #2096, Inc.                                  MI
Fashion Bug #2097, Inc.                                  NJ
Fashion Bug #210, Inc.                               (2) KY
Fashion Bug #2100 of Batavia, Inc.                       NY
Fashion Bug #2101, Inc.                                  PA
Fashion Bug #2102, Inc.                                  WA
Fashion Bug #2103, Inc.                                  WA
Fashion Bug #2104, Inc.                              (2) MI
Fashion Bug #2105, Inc.                              (2) NH
Fashion Bug #2106 of Depew, Inc.                         NY
Fashion Bug #2109, Inc.                                  GA
Fashion Bug #2111, Inc.                              (2) NJ
Fashion Bug #2112, Inc.                                  FL
Fashion Bug #2113, Inc.                                  GA
Fashion Bug #2114, Inc.                              (2) MO
Fashion Bug #2115, Inc.                                  WI
Fashion Bug #2118 of Newburgh, Inc.                      NY
Fashion Bug #2119, Inc.                                  OH
Fashion Bug #2120, Inc.                                  OH
Fashion Bug #2121, Inc.                                  IN
Fashion Bug #2123, Inc.                                  VA
Fashion Bug #2124, Inc.                                  PA
Fashion Bug #2125, Inc.                                  WA
Fashion Bug #2126, Inc.                                  MI
Fashion Bug #2127, Inc.                                  MI
Fashion Bug #2128, Inc.                              (2) CT
Fashion Bug #2129, Inc.                                  OH
Fashion Bug #2130, Inc.                                  IL
Fashion Bug #2131, Inc.                                  WI
Fashion Bug #2132, Inc.                                  MO
Fashion Bug #2133, Inc.                                  WI
Fashion Bug #2134, Inc.                                  IL
Fashion Bug #2135, Inc.                              (2) VT
Fashion Bug #2137, Inc.                                  IN
Fashion Bug #2138, Inc.                                  OH
Fashion Bug #2139, Inc.                                  OR
Fashion Bug #2140, Inc.                              (2) VA
Fashion Bug #2141, Inc.                                  MI
Fashion Bug #2143, Inc.                                  NE
Fashion Bug #2144, Inc.                              (2) VA
Fashion Bug #2145, Inc.                                  MI
Fashion Bug #2147, Inc.                                  WI

Fashion Bug #2148, Inc.                                  WI
Fashion Bug #2149, Inc.                                  MA
Fashion Bug #2150, Inc.                                  NH
Fashion Bug #2151, Inc.                                  NH
Fashion Bug #2152, Inc.                              (2) VA
Fashion Bug #2153, Inc.                              (2) TN
Fashion Bug #2154, Inc.                                  WI
Fashion Bug #2155, Inc.                                  OH
Fashion Bug #2156, Inc.                                  RI
Fashion Bug #2157 of Oneida, Inc.                        NY
Fashion Bug #2158, Inc.                                  MO
Fashion Bug #2159, Inc.                              (2) FL
Fashion Bug #2162, Inc.                                  NC
Fashion Bug #2163, Inc.                                  NC
Fashion Bug #2164, Inc.                              (2) FL
Fashion Bug #2165, Inc.                              (2) FL
Fashion Bug #2166, Inc.                                  IA
Fashion Bug #2167, Inc.                                  WA
Fashion Bug #2169, Inc.                                  WA
Fashion Bug #2170, Inc.                                  WA
Fashion Bug #2171, Inc.                                  PA
Fashion Bug #2172, Inc.                              (2) KY
Fashion Bug #2173, Inc.                                  IN
Fashion Bug #2174, Inc.                                  MI
Fashion Bug #2175, Inc.                                  CA
Fashion Bug #2177, Inc.                              (2) PA
Fashion Bug #2180, Inc.                              (2) FL
Fashion Bug #2181, Inc.                                  CA
Fashion Bug #2182, Inc.                                  CA
Fashion Bug #2183, Inc.                                  OH
Fashion Bug #2184 of Webster, Inc.                       NY
Fashion Bug #2185, Inc.                                  OH
Fashion Bug #2186, Inc.                                  OR
Fashion Bug #2187, Inc.                                  MN
Fashion Bug #2189, Inc.                                  IN
Fashion Bug #2190, Inc.                                  WI
Fashion Bug #2192, Inc.                                  OH
Fashion Bug #2193, Inc.                                  MA
Fashion Bug #2194, Inc.                                  WI
Fashion Bug #2195, Inc.                                  WV
Fashion Bug #2196 of Newark, Inc.                        NY
Fashion Bug #2197, Inc.                              (2) OH
Fashion Bug #2198, Inc.                                  IN
Fashion Bug #2199, Inc.                                  MD
Fashion Bug #2201, Inc.                              (2) WA
Fashion Bug #2202, Inc.                              (2) CA
Fashion Bug #2203, Inc.                                  ME
Fashion Bug #2204 of Hornell, Inc.                       NY
Fashion Bug #2206, Inc.                                  NH
Fashion Bug #2208, Inc.                              (2) VA
Fashion Bug #2209, Inc.                                  IL
Fashion Bug #2210 of Kingston, Inc.                      NY
Fashion Bug #2211, Inc.                              (2) MD
Fashion Bug #2212, Inc.                                  WI
Fashion Bug #2214, Inc.                                  MN
Fashion Bug #2215, Inc.                                  FL
Fashion Bug #2217, Inc.                                  ID
Fashion Bug #2218, Inc.                              (2) MN
Fashion Bug #2219, Inc.                              (2) WA
Fashion Bug #2220, Inc.                                  OH
Fashion Bug #2221, Inc.                                  OH
Fashion Bug #2222, Inc.                                  KY
Fashion Bug #2223, Inc.                              (2) ID

Fashion Bug #2224, Inc.                                  WA
Fashion Bug #2226, Inc.                                  MI
Fashion Bug #2227, Inc.                                  MI
Fashion Bug #2228, Inc.                                  WI
Fashion Bug #2229, Inc.                              (2) MI
Fashion Bug #2230, Inc.                                  MI
Fashion Bug #2231, Inc.                                  MI
Fashion Bug #2232, Inc.                                  MI
Fashion Bug #2233, Inc.                                  ME
Fashion Bug #2235, Inc.                                  IN
Fashion Bug #2236, Inc.                              (2) MN
Fashion Bug #2237, Inc.                                  PA
Fashion Bug #2238, Inc.                                  MA
Fashion Bug #2239, Inc.                                  OR
Fashion Bug #2240, Inc.                                  ID
Fashion Bug #2242, Inc.                                  PA
Fashion Bug #2243, Inc.                                  WA
Fashion Bug #2244 of Canandaigua, Inc.                   NY
Fashion Bug #2245, Inc.                                  MD
Fashion Bug #2246, Inc.                              (2) MD
Fashion Bug #2247, Inc.                                  OH
Fashion Bug #2248, Inc.                              (2) MN
Fashion Bug #2249, Inc.                                  OH
Fashion Bug #2250, Inc.                                  OH
Fashion Bug #2251, Inc.                              (2) CA
Fashion Bug #2253, Inc.                              (2) CA
Fashion Bug #2254, Inc.                                  WI
Fashion Bug #2255, Inc.                                  MD
Fashion Bug #2256, Inc.                              (2) CA
Fashion Bug #2257, Inc.                                  IL
Fashion Bug #2258, Inc.                                  IL
Fashion Bug #2259, Inc.                                  IL
Fashion Bug #2260, Inc.                                  IL
Fashion Bug #2262, Inc.                              (2) WV
Fashion Bug #2263, Inc.                                  IN
Fashion Bug #2264, Inc.                                  OH
Fashion Bug #2266, Inc.                                  IL
Fashion Bug #2270, Inc.                              (2) OR
Fashion Bug #2274, Inc.                              (2) CA
Fashion Bug #2275, Inc.                                  MI
Fashion Bug #2276, Inc.                                  MI
Fashion Bug #2277, Inc.                              (2) VA
Fashion Bug #2278, Inc.                                  NC
Fashion Bug #2279, Inc.                                  WI
Fashion Bug #2280, Inc.                                  WI
Fashion Bug #2281, Inc.                                  OH
Fashion Bug #2283, Inc.                              (2) OH
Fashion Bug #2284, Inc.                                  OH
Fashion Bug #2285, Inc.                                  CA
Fashion Bug #2286, Inc.                              (2) WI
Fashion Bug #2288, Inc.                              (2) WA
Fashion Bug #2289 of Garden City, Inc.                   NY
Fashion Bug #2290, Inc.                                  RI
Fashion Bug #2291, Inc.                                  IN
Fashion Bug #2292, Inc.                                  MI
Fashion Bug #2293, Inc.                                  OH
Fashion Bug #2295, Inc.                                  WI
Fashion Bug #2296, Inc.                                  MA
Fashion Bug #2297, Inc.                                  MI
Fashion Bug #2298, Inc.                              (2) WV
Fashion Bug #2299, Inc.                                  WV
Fashion Bug #2300, Inc.                              (2) FL
Fashion Bug #2301, Inc.                                  FL

Fashion Bug #2302, Inc.                                  NC
Fashion Bug #2303, Inc.                              (2) NJ
Fashion Bug #2304, Inc.                                  VA
Fashion Bug #2305, Inc.                                  PA
Fashion Bug #2306, Inc.                              (2) CA
Fashion Bug #2309, Inc.                                  IN
Fashion Bug #2311, Inc.                              (2) GA
Fashion Bug #2313, Inc.                                  WA
Fashion Bug #2314, Inc.                                  IN
Fashion Bug #2315, Inc.                                  WI
Fashion Bug #2318, Inc.                              (2) DE
Fashion Bug #2320, Inc.                              (2) TN
Fashion Bug #2322, Inc.                                  ME
Fashion Bug #2325, Inc.                                  MI
Fashion Bug #2326, Inc.                                  PA
Fashion Bug #2328, Inc.                                  MN
Fashion Bug #2329, Inc.                              (2) CA
Fashion Bug #2330, Inc.                                  PA
Fashion Bug #2332, Inc.                                  VA
Fashion Bug #2334, Inc.                              (2) CA
Fashion Bug #2335, Inc.                                  CA
Fashion Bug #2337, Inc.                                  OH
Fashion Bug #2338, Inc.                                  WI
Fashion Bug #2339, Inc.                                  RI
Fashion Bug #2340, Inc.                                  MI
Fashion Bug #2343, Inc.                                  WI
Fashion Bug #2345, Inc.                                  PA
Fashion Bug #2346, Inc.                                  CT
Fashion Bug #2347, Inc.                                  NH
Fashion Bug #2348, Inc.                                  WA
Fashion Bug #2349, Inc.                                  IN
Fashion Bug #2350, Inc.                                  NH
Fashion Bug #2351, Inc.                                  MN
Fashion Bug #2352, Inc.                                  WV
Fashion Bug #2353, Inc.                                  MI
Fashion Bug #2354, Inc.                                  CA
Fashion Bug #2355, Inc.                                  PA
Fashion Bug #2356, Inc.                              (2) GA
Fashion Bug #2357, Inc.                                  MI
Fashion Bug #2358, Inc.                              (2) ME
Fashion Bug #2359, Inc.                                  PA
Fashion Bug #2360, Inc.                                  PA
Fashion Bug #2362, Inc.                                  PA
Fashion Bug #2364 of North Tonawanda, Inc.               NY
Fashion Bug #2366, Inc.                              (2) NV
Fashion Bug #2368, Inc.                              (2) PA
Fashion Bug #2369, Inc.                                  SC
Fashion Bug #2370 of Malone, Inc.                        NY
Fashion Bug #2371 of Poughkeepsie, Inc.              (2) NY
Fashion Bug #2373, Inc.                              (2) ME
Fashion Bug #2374, Inc.                                  WI
Fashion Bug #2375, Inc.                                  IL
Fashion Bug #2376, Inc.                                  IL
Fashion Bug #2377, Inc.                                  NH
Fashion Bug #2378, Inc.                                  NV
Fashion Bug #2379, Inc.                                  MA
Fashion Bug #2380, Inc.                                  NC
Fashion Bug #2382, Inc.                              (2) TN
Fashion Bug #2384 of Rochester, Inc.                     NY
Fashion Bug #2385, Inc.                                  ME
Fashion Bug #2387, Inc.                              (2) PA
Fashion Bug #2388, Inc.                                  OR
Fashion Bug #2389, Inc.                                  PA

Fashion Bug #2390, Inc.                              (2) ND
Fashion Bug #2391, Inc.                                  VA
Fashion Bug #2393, Inc.                                  VT
Fashion Bug #2394, Inc.                                  IN
Fashion Bug #2395, Inc.                                  MD
Fashion Bug #2396 of Big Flats, Inc.                     NY
Fashion Bug #2397, Inc.                                  CT
Fashion Bug #2398, Inc.                                  NH
Fashion Bug #2399, Inc.                                  MI
Fashion Bug #2403, Inc.                                  CT
Fashion Bug #2404, Inc.                                  MD
Fashion Bug #2405, Inc.                              (2) NC
Fashion Bug #2406, Inc.                                  MO
Fashion Bug #2407, Inc.                                  NH
Fashion Bug #2409, Inc.                                  PA
Fashion Bug #2411, Inc.                                  MA
Fashion Bug #2412, Inc.                                  MA
Fashion Bug #2413, Inc.                              (2) CT
Fashion Bug #2414, Inc.                                  GA
Fashion Bug #2415, Inc.                                  PA
Fashion Bug #2416, Inc.                                  MA
Fashion Bug #2418, Inc.                              (2) SC
Fashion Bug #2419, Inc.                              (2) NJ
Fashion Bug #2420, Inc.                                  MO
Fashion Bug #2421, Inc.                                  NV
Fashion Bug #2422, Inc.                              (2) WA
Fashion Bug #2423, Inc.                                  MA
Fashion Bug #2424, Inc.                                  MN
Fashion Bug #2425, Inc.                                  CT
Fashion Bug #2426 of East Aurora, Inc.                   NY
Fashion Bug #2429, Inc.                                  IN
Fashion Bug #2430, Inc.                              (2) MN
Fashion Bug #2431, Inc.                              (2) SD
Fashion Bug #2432, Inc.                                  PA
Fashion Bug #2435, Inc.                                  OH
Fashion Bug #2436, Inc.                                  ME
Fashion Bug #2437, Inc.                                  PA
Fashion Bug #2439, Inc.                                  MA
Fashion Bug #2440, Inc.                                  PA
Fashion Bug #2443, Inc.                              (2) MN
Fashion Bug #2444, Inc.                              (2) MN
Fashion Bug #2446, Inc.                                  PA
Fashion Bug #2448, Inc.                                  OH
Fashion Bug #2449, Inc.                                  NV
Fashion Bug #2450, Inc.                                  AL
Fashion Bug #2452, Inc.                                  CT
Fashion Bug #2453, Inc.                                  PA
Fashion Bug #2454 of Schenectady, Inc.               (2) NY
Fashion Bug #2455 of Wilton, Inc.                        NY
Fashion Bug #2457, Inc.                              (2) VA
Fashion Bug #2458, Inc.                                  NH
Fashion Bug #2459, Inc.                                  PA
Fashion Bug #2460, Inc.                                  MA
Fashion Bug #2461, Inc.                              (2) SC
Fashion Bug #2461, Inc.                              (2) SC
Fashion Bug #2461, Inc.                              (2) GA
Fashion Bug #2462, Inc.                              (2) OR
Fashion Bug #2466, Inc.                                  PA
Fashion Bug #2467, Inc.                              (2) KY
Fashion Bug #2468 of Bath, Inc.                          NY
Fashion Bug #2469, Inc.                              (2) IN
Fashion Bug #2470 of Binghampton, Inc.                   NY
Fashion Bug #2472, Inc.                                  CT

Fashion Bug #2473, Inc.                                  MI
Fashion Bug #2474, Inc.                                  OH
Fashion Bug #2475, Inc.                              (2) MN
Fashion Bug #2476 of Middle Island, Inc.                 NY
Fashion Bug #2477, Inc.                                  MI
Fashion Bug #2478, Inc.                              (2) GA
Fashion Bug #2479, Inc.                              (2) IA
Fashion Bug #2484, Inc.                              (2) WA
Fashion Bug #2485, Inc.                                  MD
Fashion Bug #2486, Inc.                              (2) IA
Fashion Bug #2487, Inc.                              (2) IN
Fashion Bug #2488, Inc.                                  MN
Fashion Bug #2492, Inc.                                  PA
Fashion Bug #2493, Inc.                                  PA
Fashion Bug #2497, Inc.                                  MA
Fashion Bug #2501, Inc.                              (2) MI
Fashion Bug #2502, Inc.                              (2) WI
Fashion Bug #2503, Inc.                              (2) PA
Fashion Bug #2505 of Hudson, Inc.                        NY
Fashion Bug #2508, Inc.                                  MO
Fashion Bug #2510, Inc.                                  OH
Fashion Bug #2511, Inc.                                  IN
Fashion Bug #2512, Inc.                                  NH
Fashion Bug #2513, Inc.                                  ME
Fashion Bug #2517, Inc.                              (2) CT
Fashion Bug #2518, Inc.                                  NH
Fashion Bug #2519 of Fulton, Inc.                        NY
Fashion Bug #2520, Inc.                              (2) MA
Fashion Bug #2521, Inc.                              (2) GA
Fashion Bug #2523, Inc.                                  FL
Fashion Bug #2524, Inc.                                  CA
Fashion Bug #2529, Inc.                                  AZ
Fashion Bug #2530, Inc.                                  AZ
Fashion Bug #2531, Inc.                                  GA
Fashion Bug #2533, Inc.                                  NJ
Fashion Bug #2534, Inc.                                  NJ
Fashion Bug #2536, Inc.                                  PA
Fashion Bug #2537, Inc.                                  KY
Fashion Bug #2538, Inc.                                  VA
Fashion Bug #2540, Inc.                                  FL
Fashion Bug #2541, Inc.                              (2) NC
Fashion Bug #2542, Inc.                                  PA
Fashion Bug #2543, Inc.                                  CT
Fashion Bug #2547, Inc.                                  VA
Fashion Bug #2548, Inc.                              (2) PA
Fashion Bug #2549, Inc.                              (2) NE
Fashion Bug #255, Inc.                                   ME
Fashion Bug #2550, Inc.                                  VA
Fashion Bug #2551 of Clay, Inc.                          NY
Fashion Bug #2553, Inc.                                  OH
Fashion Bug #2554, Inc.                                  PA
Fashion Bug #2555, Inc.                                  ME
Fashion Bug #2556, Inc.                                  OH
Fashion Bug #2557, Inc.                                  UT
Fashion Bug #2558, Inc.                              (2) UT
Fashion Bug #2559, Inc.                                  UT
Fashion Bug #2560, Inc.                                  UT
Fashion Bug #2561, Inc.                                  OH
Fashion Bug #2562, Inc.                                  OH
Fashion Bug #2564, Inc.                              (2) KY
Fashion Bug #2565, Inc.                              (2) KY
Fashion Bug #2568, Inc.                                  FL
Fashion Bug #2571, Inc.                                  OH

Fashion Bug #2572, Inc.                              (2) PA
Fashion Bug #2573, Inc.                                  WI
Fashion Bug #2574, Inc.                                  NH
Fashion Bug #2575, Inc.                                  TN
Fashion Bug #2577, Inc.                                  KY
Fashion Bug #2578, Inc.                                  OH
Fashion Bug #2579, Inc.                                  PA
Fashion Bug #258, Inc.                               (2) TN
Fashion Bug #2580, Inc.                                  OH
Fashion Bug #2581, Inc.                              (2) NE
Fashion Bug #2582, Inc.                                  SC
Fashion Bug #2583, Inc.                              (2) WV
Fashion Bug #2584 of Cortland, Inc.                      NY
Fashion Bug #2585, Inc                                   MD
Fashion Bug #2586, Inc.                                  OH
Fashion Bug #2587, Inc.                                  OH
Fashion Bug #2588, Inc.                                  PA
Fashion Bug #2589, Inc.                              (2) TN
Fashion Bug #2593, Inc.                                  AZ
Fashion Bug #2594, Inc.                                  CA
Fashion Bug #2597 of Colonie, Inc.                       NY
Fashion Bug #2601, Inc.                                  IN
Fashion Bug #2603, Inc.                                  KY
Fashion Bug #2604 of Vestal, Inc.                        NY
Fashion Bug #2605, Inc.                                  MD
Fashion Bug #2606, Inc.                              (2) OH
Fashion Bug #2607, Inc.                              (2) NJ
Fashion Bug #2608, Inc.                                  WI
Fashion Bug #2609, Inc.                                  WI
Fashion Bug #2610, Inc.                                  MI
Fashion Bug #2612, Inc.                              (2) AL
Fashion Bug #2613, Inc.                              (2) WV
Fashion Bug #2614, Inc.                              (2) MS
Fashion Bug #2616, Inc.                                  MA
Fashion Bug #2617, Inc.                                  WA
Fashion Bug #2618, Inc.                              (2) VA
Fashion Bug #2619, Inc.                                  IL
Fashion Bug #2620, Inc.                              (2) GA
Fashion Bug #2621, Inc.                                  PA
Fashion Bug #2623, Inc.                              (2) ID
Fashion Bug #2626, Inc.                              (2) IL
Fashion Bug #2627 of West Seneca, Inc.                   NY
Fashion Bug #2629, Inc.                                  MI
Fashion Bug #263, Inc.                                   OH
Fashion Bug #2631, Inc.                              (2) TN
Fashion Bug #2635 of Geneseo, Inc.                       NY
Fashion Bug #2636, Inc.                                  NH
Fashion Bug #2637, Inc.                              (2) IA
Fashion Bug #2639, Inc.                                  AZ
Fashion Bug #2643, Inc.                                  OH
Fashion Bug #2644, Inc.                              (2) UT
Fashion Bug #2646, Inc.                              (2) CA
Fashion Bug #2647, Inc.                              (2) CA
Fashion Bug #2649, Inc.                                  NM
Fashion Bug #265, Inc.                                   ME
Fashion Bug #2650, Inc.                                  IA
Fashion Bug #2651, Inc.                              (2) MN
Fashion Bug #2658, Inc.                                  PA
Fashion Bug #2659, Inc                                   VT
Fashion Bug #2661 of Lakewood, Inc.                      NY
Fashion Bug #2662, Inc.                              (2) NJ
Fashion Bug #2663, Inc.                                  PA
Fashion Bug #2665, Inc.                                  WI

Fashion Bug #2666, Inc.                              (2) VA
Fashion Bug #2667, Inc.                              (2) VA
Fashion Bug #2667, Inc.                              (2) VA
Fashion Bug #2670, Inc.                              (2) MD
Fashion Bug #2671, Inc.                                  MI
Fashion Bug #2673, Inc.                                  NC
Fashion Bug #2675, Inc.                              (2) CO
Fashion Bug #2676, Inc.                                  OH
Fashion Bug #2677, Inc.                                  IL
Fashion Bug #2679, Inc.                                  CA
Fashion Bug #2680, Inc.                                  IA
Fashion Bug #2681, Inc.                              (2) OH
Fashion Bug #2682, Inc.                                  CO
Fashion Bug #2684, Inc.                              (2) UT
Fashion Bug #2685, Inc.                                  MO
Fashion Bug #2688, Inc.                                  KY
Fashion Bug #2689, Inc.                                  UT
Fashion Bug #2690, Inc.                              (2) DE
Fashion Bug #2692, Inc.                              (2) OH
Fashion Bug #2695, Inc.                                  PA
Fashion Bug #2696, Inc.                              (2) CA
Fashion Bug #2697, Inc.                                  MA
Fashion Bug #2698, Inc.                              (2) MA
Fashion Bug #2699, Inc.                                  MA
Fashion Bug #2700 of Port Jefferson, Inc.                NY
Fashion Bug #2701, Inc.                                  CA
Fashion Bug #2702, Inc.                              (2) IN
Fashion Bug #2705, Inc.                              (2) OH
Fashion Bug #2707, Inc.                                  MD
Fashion Bug #2708, Inc.                                  OH
Fashion Bug #2709, Inc.                                  OH
Fashion Bug #2711, Inc.                                  MI
Fashion Bug #2713, Inc.                              (2) IA
Fashion Bug #2714, Inc.                              (2) GA
Fashion Bug #2715 of Syracuse, Inc.                  (2) NY
Fashion Bug #2716, Inc.                              (2) IN
Fashion Bug #2717, Inc.                                  WI
Fashion Bug #2718, Inc.                              (2) GA
Fashion Bug #2719, Inc.                                  IA
Fashion Bug #2720, Inc.                                  WV
Fashion Bug #2721, Inc.                                  PA
Fashion Bug #2722, Inc.                                  IN
Fashion Bug #2724, Inc.                                  IN
Fashion Bug #2727, Inc.                                  CA
Fashion Bug #2729, Inc.                                  WI
Fashion Bug #2730, Inc.                                  DE
Fashion Bug #2731, Inc.                                  DE
Fashion Bug #2732, Inc.                              (2) GA
Fashion Bug #2733, Inc.                                  MO
Fashion Bug #2736, Inc.                                  MO
Fashion Bug #2737, Inc.                                  MI
Fashion Bug #2738, Inc.                                  KY
Fashion Bug #2739 of Rotterdam, Inc.                     NY
Fashion Bug #2740, Inc                                   KS
Fashion Bug #2741, Inc.                                  OH
Fashion Bug #2744, Inc.                              (2) MA
Fashion Bug #2749, Inc.                                  MN
Fashion Bug #2750, Inc.                                  PA
Fashion Bug #2751, Inc.                                  IN
Fashion Bug #2752, Inc.                              (2) AL
Fashion Bug #2753, Inc.                              (2) MS
Fashion Bug #2754, Inc.                              (2) TN
Fashion Bug #2755, Inc.                              (2) MO

Fashion Bug #2756, Inc.                              (2) ME
Fashion Bug #2757, Inc.                              (2) SC
Fashion Bug #2758, Inc.                              (2) GA
Fashion Bug #2759, Inc.                                  PA
Fashion Bug #2760, Inc.                              (2) NC
Fashion Bug #2761, Inc.                              (2) KY
Fashion Bug #2762, Inc.                              (2) NJ
Fashion Bug #2763, Inc.                                  PA
Fashion Bug #2766, Inc.                                  PA
Fashion Bug #2767, Inc.                                  PA
Fashion Bug #2768, Inc.                                  IN
Fashion Bug #2769, Inc.                                  WY
Fashion Bug #2770, Inc.                              (2) UT
Fashion Bug #2773, Inc.                                  ID
Fashion Bug #2775, Inc.                                  IN
Fashion Bug #2777, Inc.                              (2) MI
Fashion Bug #2779, Inc.                                  OH
Fashion Bug #2781, Inc.                                  NC
Fashion Bug #2783, Inc.                              (2) MN
Fashion Bug #2787, Inc.                                  ME
Fashion Bug #2789, Inc.                                  VA
Fashion Bug #279, Inc.                                   PA
Fashion Bug #2790, Inc.                              (2) WA
Fashion Bug #2791, Inc.                                  OH
Fashion Bug #2792, Inc.                              (2) CA
Fashion Bug #2793, Inc.                              (2) CA
Fashion Bug #2794, Inc.                                  NV
Fashion Bug #2795, Inc.                                  WI
Fashion Bug #2796 of Cobleskill, Inc.                    NY
Fashion Bug #2797, Inc.                                  NJ
Fashion Bug #2798, Inc.                              (2) FL
Fashion Bug #2800, Inc.                              (2) NC
Fashion Bug #2802, Inc.                                  PA
Fashion Bug #2803, Inc.                              (2) TX
Fashion Bug #2804, Inc.                              (2) TX
Fashion Bug #2805, Inc.                              (2) TX
Fashion Bug #2807, Inc.                                  IN
Fashion Bug #2808, Inc.                              (2) KS
Fashion Bug #2809, Inc.                                  IN
Fashion Bug #2810, Inc.                              (2) OH
Fashion Bug #2811, Inc.                                  PA
Fashion Bug #2814, Inc.                              (2) WY
Fashion Bug #2816, Inc.                                  MA
Fashion Bug #2817, Inc.                              (2) MO
Fashion Bug #2820, Inc.                                  CT
Fashion Bug #2821, Inc.                                  VA
Fashion Bug #2822, Inc.                                  MI
Fashion Bug #2826, Inc.                                  RI
Fashion Bug #2827, Inc.                              (2) KY
Fashion Bug #2828, Inc.                                  OH
Fashion Bug #2829, Inc.                                  OH
Fashion Bug #2830, Inc.                              (2) WA
Fashion Bug #2833, Inc.                              (2) IA
Fashion Bug #2836, Inc.                              (2) UT
Fashion Bug #2836, Inc.                              (2) UT
Fashion Bug #2838, Inc.                                  OR
Fashion Bug #2841, Inc.                                  IN
Fashion Bug #2842, Inc.                                  IL
Fashion Bug #2844, Inc.                                  PA
Fashion Bug #2845, Inc.                              (2) CA
Fashion Bug #2850, Inc.                                  MI
Fashion Bug #2851, Inc.                                  NJ
Fashion Bug #2852, Inc.                                  CO

Fashion Bug #2853 Of Rome, Inc.                          NY
Fashion Bug #2855, Inc.                                  IL
Fashion Bug #2856, Inc.                              (2) WI
Fashion Bug #2857, Inc.                                  OH
Fashion Bug #2858, Inc.                                  CA
Fashion Bug #2861, Inc.                              (2) AL
Fashion Bug #2863, Inc.                                  MA
Fashion Bug #2864, Inc.                                  OH
Fashion Bug #2868, Inc.                                  AZ
Fashion Bug #2869, Inc.                                  MD
Fashion Bug #2871 of Albany, Inc.                        NY
Fashion Bug #2872, Inc.                                  WI
Fashion Bug #2874, Inc.                                  IN
Fashion Bug #2877, Inc.                                  AL
Fashion Bug #2879, Inc.                                  OR
Fashion Bug #2880, Inc.                              (2) CA
Fashion Bug #2881, Inc.                                  NH
Fashion Bug #2882, Inc.                              (2) NH
Fashion Bug #2883, Inc.                              (2) WV
Fashion Bug #2886, Inc.                                  IL
Fashion Bug #2891, Inc.                              (2) TX
Fashion Bug #2892, Inc.                              (2) ID
Fashion Bug #2893, Inc.                              (2) MT
Fashion Bug #2894, Inc.                                  IL
Fashion Bug #2895, Inc.                              (2) TN
Fashion Bug #2896, Inc.                              (2) UT
Fashion Bug #2898, Inc.                                  CA
Fashion Bug #2899, Inc.                              (2) WA
Fashion Bug #2902, Inc.                                  IA
Fashion Bug #2903, Inc.                              (2) NE
Fashion Bug #2905, Inc.                                  IN
Fashion Bug #2906, Inc.                                  IN
Fashion Bug #2907, Inc.                                  IL
Fashion Bug #2909, Inc.                                  PA
Fashion Bug #2911, Inc.                                  TN
Fashion Bug #2912 of Victor, Inc.                    (2) NY
Fashion Bug #2913, Inc.                                  PA
Fashion Bug #2915, Inc.                                  MA
Fashion Bug #2919, Inc.                              (2) FL
Fashion Bug #2920, Inc.                                  WA
Fashion Bug #2922, Inc.                                  PA
Fashion Bug #2923 of Amsterdam, Inc.                     NY
Fashion Bug #2924, Inc.                                  WI
Fashion Bug #2926, Inc.                              (2) KS
Fashion Bug #2927, Inc.                              (2) NJ
Fashion Bug #2928, Inc.                                  RI
Fashion Bug #2930, Inc.                                  IL
Fashion Bug #2932, Inc.                                  MA
Fashion Bug #2934, Inc.                                  CA
Fashion Bug #2937, Inc.                              (2) GA
Fashion Bug #2941, Inc.                                  DE
Fashion Bug #2942, Inc.                              (2) UT
Fashion Bug #2943, Inc.                              (2) UT
Fashion Bug #2944, Inc.                                  CA
Fashion Bug #2945 of Media, Inc.                         NY
Fashion Bug #2948, Inc.                              (2) FL
Fashion Bug #2951, Inc.                                  NC
Fashion Bug #2952, Inc.                                  OH
Fashion Bug #2954, Inc.                                  MI
Fashion Bug #2956, Inc.                                  MI
Fashion Bug #2958, Inc.                                  MI
Fashion Bug #2959 of Buffalo, Inc.                       NY
Fashion Bug #2968, Inc.                              (2) OR

Fashion Bug #2969, Inc.                                  WY
Fashion Bug #2974, Inc.                                  MI
Fashion Bug #2975, Inc.                              (2) MO
Fashion Bug #2978, Inc.                                  OH
Fashion Bug #2980, Inc.                              (2) FL
Fashion Bug #2982, Inc.                                  VT
Fashion Bug #2983, Inc.                                  ME
Fashion Bug #2987, Inc.                              (2) IN
Fashion Bug #2988, Inc.                                  IN
Fashion Bug #2989, Inc.                                  IN
Fashion Bug #2990, Inc.                                  WI
Fashion Bug #2992, Inc.                              (2) CO
Fashion Bug #2994, Inc.                              (2) VA
Fashion Bug #2995, Inc.                                  OH
Fashion Bug #2998, Inc.                                  PA
Fashion Bug #2999, Inc.                              (2) NC
Fashion Bug #3000, Inc.                              (2) KS
Fashion Bug #3001, Inc.                                  VA
Fashion Bug #3003, Inc.                              (2) MT
Fashion Bug #3005, Inc.                                  OH
Fashion Bug #3006, Inc.                                  AZ
Fashion Bug #3008, Inc.                                  MA
Fashion Bug #3009, Inc.                                  WI
Fashion Bug #3011, Inc.                                  PA
Fashion Bug #3016, Inc.                                  OH
Fashion Bug #3018, Inc.                                  WV
Fashion Bug #3020, Inc.                                  MA
Fashion Bug #3022, Inc.                              (2) IL
Fashion Bug #3023, Inc.                                  WI
Fashion Bug #3026, Inc.                              (2) WV
Fashion Bug #3027, Inc.                              (2) UT
Fashion Bug #3030, Inc.                                  AZ
Fashion Bug #3033, Inc.                                  NH
Fashion Bug #3034, Inc.                                  MO
Fashion Bug #3038, Inc.                              (2) VT
Fashion Bug #3040, Inc.                                  MO
Fashion Bug #3042, Inc.                                  IN
Fashion Bug #3044, Inc.                                  GA
Fashion Bug #3046, Inc.                                  GA
Fashion Bug #3047, Inc.                              (2) TN
Fashion Bug #3048 of Wellsville, Inc.                    NY
Fashion Bug #3049, Inc.                                  CT
Fashion Bug #3050, Inc.                                  MA
Fashion Bug #3052, Inc.                                  MO
Fashion Bug #3054, Inc.                                  IL
Fashion Bug #3056, Inc.                                  GA
Fashion Bug #3057, Inc.                                  PA
Fashion Bug #3058, Inc.                                  CT
Fashion Bug #3060, Inc.                              (2) SD
Fashion Bug #3061, Inc.                                  DE
Fashion Bug #3062, Inc.                                  GA
Fashion Bug #3063, Inc.                              (2) VA
Fashion Bug #3064, Inc.                              (2) MI
Fashion Bug #3065, Inc.                              (2) TN
Fashion Bug #3066, Inc.                              (2) MI
Fashion Bug #3067, Inc.                              (2) TX
Fashion Bug #3068, Inc.                              (2) MN
Fashion Bug #3069, Inc.                                  NJ
Fashion Bug #3070, Inc.                              (2) MO
Fashion Bug #3071, Inc.                              (2) WA
Fashion Bug #3072, Inc.                              (2) AR
Fashion Bug #3073, Inc.                              (2) WA
Fashion Bug #3078, Inc.                                  IL

Fashion Bug #3079, Inc.                                  MO
Fashion Bug #3080, Inc.                              (2) ME
Fashion Bug #3081, Inc.                                  PA
Fashion Bug #3082, Inc.                              (2) CT
Fashion Bug #3088, Inc.                              (2) WA
Fashion Bug #3091, Inc.                                  PA
Fashion Bug #3092, Inc.                                  WI
Fashion Bug #3093, Inc.                              (2) MA
Fashion Bug #3094, Inc.                                  ME
Fashion Bug #3099, Inc.                                  MD
Fashion Bug #3100, Inc.                                  OH
Fashion Bug #3101, Inc.                                  MO
Fashion Bug #3102, Inc.                                  WV
Fashion Bug #3103, Inc.                                  IL
Fashion Bug #3104, Inc.                              (2) GA
Fashion Bug #3105 of Williamsville, Inc.             (2) NY
Fashion Bug #3106, Inc.                                  IN
Fashion Bug #3107, Inc.                                  PA
Fashion Bug #3108, Inc.                              (2) KY
Fashion Bug #3109, Inc.                              (2) CT
Fashion Bug #3110, Inc.                                  IL
Fashion Bug #3111, Inc.                              (2) IL
Fashion Bug #3112, Inc.                              (2) OH
Fashion Bug #3113, Inc.                                  FL
Fashion Bug #3114, Inc.                                  AZ
Fashion Bug #3115, Inc.                                  MI
Fashion Bug #3116, Inc.                                  MO
Fashion Bug #3117, Inc.                                  FL
Fashion Bug #3118, Inc.                                  CO
Fashion Bug #3119, Inc.                              (2) CT
Fashion Bug #3120, Inc.                                  AZ
Fashion Bug #3121, Inc                                   PA
Fashion Bug #3122, Inc                                   PA
Fashion Bug #3123, Inc.                                  MO
Fashion Bug #3124, Inc.                                  PA
Fashion Bug #3125, Inc.                                  MD
Fashion Bug #3126, Inc.                                  MA
Fashion Bug #3127, Inc.                              (2) MO
Fashion Bug #3128, Inc.                              (2) MD
Fashion Bug #3130, Inc.                                  NJ
Fashion Bug #3131, Inc.                                  OH
Fashion Bug #3133, Inc.                                  CA
Fashion Bug #3134, Inc.                                  IL
Fashion Bug #3135 of Cortlandt, Inc.                     NY
Fashion Bug #3136, Inc.                                  GA
Fashion Bug #3137, Inc.                              (2) PA
Fashion Bug #3138, Inc.                                  CA
Fashion Bug #3139, Inc.                                  OH
Fashion Bug #3140, Inc.                                  CA
Fashion Bug #3141, Inc.                              (2) VA
Fashion Bug #3142, Inc.                              (2) CA
Fashion Bug #3143 of Norwich, Inc.                       NY
Fashion Bug #3144, Inc.                                  AZ
Fashion Bug #3145, Inc.                              (2) DE
Fashion Bug #3146, Inc.                              (2) FL
Fashion Bug #3147, Inc.                              (2) GA
Fashion Bug #3148, Inc.                                  IL
Fashion Bug #3149, Inc.                                  OH
Fashion Bug #3150, Inc.                                  CA
Fashion Bug #3151, Inc.                              (2) LA
Fashion Bug #3152, Inc.                              (2) LA
Fashion Bug #3153, Inc.                              (2) LA
Fashion Bug #3154, Inc.                              (2) MD

Fashion Bug #3155, Inc.                                  AZ
Fashion Bug #3156, Inc.                                  MD
Fashion Bug #3157, Inc.                              (2) MD
Fashion Bug #3158, Inc.                              (2) MD
Fashion Bug #3159, Inc.                                  NM
Fashion Bug #3160, Inc.                                  MI
Fashion Bug #3161, Inc.                              (2) NC
Fashion Bug #3162, Inc.                                  NC
Fashion Bug #3163, Inc.                                  NJ
Fashion Bug #3164, Inc.                                  NJ
Fashion Bug #3165, Inc.                              (2) NJ
Fashion Bug #3166, Inc.                                  NJ
Fashion Bug #3169, Inc.                                  PA
Fashion Bug #3170, Inc.                                  TX
Fashion Bug #3171, Inc.                                  TX
Fashion Bug #3172, Inc.                                  TX
Fashion Bug #3173, Inc.                                  TX
Fashion Bug #3174, Inc.                                  VA
Fashion Bug #3175, Inc.                                  VA
Fashion Bug #3176, Inc.                                  VA
Fashion Bug #3177, Inc.                                  DE
Fashion Bug #3178, Inc.                              (2) CO
Fashion Bug #3179, Inc.                                  VA
Fashion Bug #3180, Inc.                                  VA
Fashion Bug #3181 of Syracuse, Inc.                  (2) WA
Fashion Bug #3182, Inc.                              (2) NM
Fashion Bug #3183, Inc.                                  MA
Fashion Bug #3184, Inc.                                  MI
Fashion Bug #3185, Inc.                                  NM
Fashion Bug #3186, Inc.                              (2) CO
Fashion Bug #3187, Inc.                                  KS
Fashion Bug #3188, Inc.                                  LA
Fashion Bug #3189, Inc.                                  TX
Fashion Bug #3190, Inc.                                  UT
Fashion Bug #3191, Inc.                                  LA
Fashion Bug #3192, Inc.                              (2) MD
Fashion Bug #3193, Inc.                                  PA
Fashion Bug #3194, Inc.                                  MI
Fashion Bug #3195, Inc.                                  MD
Fashion Bug #3196, Inc.                                  CA
Fashion Bug #3197, Inc.                              (2) MI
Fashion Bug #3198, Inc.                                  MO
Fashion Bug #3199, Inc.                                  MO
Fashion Bug #3200, Inc.                                  MI
Fashion Bug #3201, Inc.                                  PA
Fashion Bug #3202, Inc.                                  PA
Fashion Bug #3203, Inc.                                  TN
Fashion Bug #3204, Inc.                                  WI
Fashion Bug #3205, Inc.                                  WI
Fashion Bug #3206, Inc.                                  OH
Fashion Bug #3207, Inc.                              (2) SC
Fashion Bug #3208, Inc.                              (2) AL
Fashion Bug #3209, Inc.                                  IA
Fashion Bug #3210, Inc.                                  CA
Fashion Bug #3211, Inc.                                  GA
Fashion Bug #3212, Inc.                                  TN
Fashion Bug #3213, Inc.                                  PA
Fashion Bug #3214, Inc.                                  LA
Fashion Bug #3215, Inc.                                  MI
Fashion Bug #3216, Inc.                                  CA
Fashion Bug #3217, Inc.                                  MI
Fashion Bug #3218, Inc.                                  IL
Fashion Bug #3219, Inc.                              (2) MN

Fashion Bug #3220, Inc.                              (2) IL
Fashion Bug #3221, Inc.                              (2) AL
Fashion Bug #3222, Inc.                              (2) WI
Fashion Bug #3223, Inc.                                  WI
Fashion Bug #3224, Inc.                                  NJ
Fashion Bug #3225, Inc.                                  PA
Fashion Bug #3226 of Auburn,  Inc.                       NY
Fashion Bug #3227, Inc.                                  CA
Fashion Bug #3228, Inc.                                  CA
Fashion Bug #3229, Inc.                                  CA
Fashion Bug #3230, Inc.                              (2) TX
Fashion Bug #3231, Inc.                                  WA
Fashion Bug #3232, Inc.                                  IN
Fashion Bug #3233, Inc.                                  PA
Fashion Bug #3234, Inc.                                  WI
Fashion Bug #3235, Inc.                                  IN
Fashion Bug #3236, Inc.                                  PA
Fashion Bug #3237, Inc.                                  IL
Fashion Bug #3238, Inc.                                  TX
Fashion Bug #3239, Inc.                                  NJ
Fashion Bug #3240, Inc.                                  NJ
Fashion Bug #3241, Inc.                                  GA
Fashion Bug #3242, Inc.                              (2) CA
Fashion Bug #3243, Inc.                                  WI
Fashion Bug #3244, Inc.                                  NC
Fashion Bug #3245, Inc.                                  WI
Fashion Bug #3246, Inc.                                  PA
Fashion Bug #3247, Inc.                                  MD
Fashion Bug #3248, Inc.                                  FL
Fashion Bug #3249, Inc.                                  GA
Fashion Bug #3250, Inc.                                  GA
Fashion Bug #3251, Inc.                                  FL
Fashion Bug #3252, Inc.                              (2) NV
Fashion Bug #3253, Inc.                                  IA
Fashion Bug #3254, Inc.                                  MD
Fashion Bug #3255, Inc.                                  NE
Fashion Bug #3256, Inc.                                  CA
Fashion Bug #3258, Inc.                                  FL
Fashion Bug #3259, Inc.                                  FL
Fashion Bug #3260, Inc.                                  IL
Fashion Bug #3261, Inc.                                  TX
Fashion Bug #3263, Inc.                                  NC
Fashion Bug #3264, Inc.                                  NC
Fashion Bug #3265, Inc.                                  MN
Fashion Bug #3266, Inc.                                  NV
Fashion Bug #3267, Inc.                                  CA
Fashion Bug #3268, Inc.                              (2) CA
Fashion Bug #3269, Inc.                              (2) CA
Fashion Bug #3270, Inc.                              (2) IN
Fashion Bug #3271, Inc.                                  MN
Fashion Bug #3272, Inc.                                  TN
Fashion Bug #3273, Inc.                              (2) GA
Fashion Bug #3274, Inc.                                  CA
Fashion Bug #3276, Inc.                              (2) IA
Fashion Bug #3277, Inc.                              (2) IL
Fashion Bug #3278, Inc.                                  FL
Fashion Bug #3279, Inc.                              (2) OR
Fashion Bug #3280, Inc.                                  TX
Fashion Bug #3281 of Syracuse, Inc.                      NY
Fashion Bug #3282, Inc.                                  FL
Fashion Bug #3283, Inc.                                  MO
Fashion Bug #3284 of Poughkeepsie, Inc.                  NY
Fashion Bug #3286, Inc.                                  WV

Fashion Bug #3287, Inc.                                  FL
Fashion Bug #3288, Inc.                                  MI
Fashion Bug #3289, Inc.                                  CA
Fashion Bug #3290, Inc.                                  OR
Fashion Bug #3291, Inc.                                  CA
Fashion Bug #3292, Inc.                                  MI
Fashion Bug #3293, Inc.                              (2) MI
Fashion Bug #3294, Inc.                                  TX
Fashion Bug #3295, Inc.                              (2) TX
Fashion Bug #3296, Inc.                                  MN
Fashion Bug #3297, Inc.                                  NJ
Fashion Bug #3298, Inc.                              (2) PA
Fashion Bug #3299, Inc.                                  PA
Fashion Bug #3300, Inc.                                  PA
Fashion Bug #3301, Inc.                                  WA
Fashion Bug #3302, Inc.                                  VA
Fashion Bug #3303, Inc.                                  IA
Fashion Bug #3304, Inc.                                  MN
Fashion Bug #3305, Inc.                                  CA
Fashion Bug #3306, Inc.                                  CA
Fashion Bug #3307, Inc.                                  AL
Fashion Bug #3308, Inc.                              (2) IL
Fashion Bug #3309, Inc.                                  GA
Fashion Bug #3310, Inc.                                  CA
Fashion Bug #3311, Inc.                                  KY
Fashion Bug #3312, Inc.                              (2) OH
Fashion Bug #3314, Inc.                              (2) MD
Fashion Bug #3315, Inc.                                  VT
Fashion Bug #3316, Inc.                                  CT
Fashion Bug #3317, Inc.                                  IL
Fashion Bug #3318, Inc.                                  WA
Fashion Bug #3319, Inc.                                  IN
Fashion Bug #3320, Inc.                              (2) IL
Fashion Bug #3321, Inc.                                  CA
Fashion Bug #3322, Inc.                                  CA
Fashion Bug #3323, Inc.                                  WA
Fashion Bug #3324, Inc.                                  TN
Fashion Bug #3325, Inc.                                  GA
Fashion Bug #3326, Inc.                                  NM
Fashion Bug #3327, Inc.                                  SC
Fashion Bug #3328, Inc.                                  TN
Fashion Bug #3329, Inc.                                  SC
Fashion Bug #3330, Inc.                                  MN
Fashion Bug #3331, Inc.                                  ID
Fashion Bug #3332, Inc.                                  FL
Fashion Bug #3333, Inc.                                  MI
Fashion Bug #3335, Inc.                              (2) WI
Fashion Bug #3336, Inc.                                  TX
Fashion Bug #3337, Inc.                                  MN
Fashion Bug #3338, Inc.                                  MI
Fashion Bug #3339, Inc.                                  OH
Fashion Bug #3340, Inc.                                  TX
Fashion Bug #3341 of Lockport, Inc.                      NY
Fashion Bug #3342, Inc.                                  NJ
Fashion Bug #3343, Inc.                                  OH
Fashion Bug #3344, Inc.                              (2) NJ
Fashion Bug #3345, Inc.                                  IA
Fashion Bug #3346, Inc.                                  IL
Fashion Bug #3347, Inc.                              (2) CA
Fashion Bug #3348, Inc.                                  WA
Fashion Bug #3349, Inc.                                  OR
Fashion Bug #3350, Inc.                                  TX
Fashion Bug #3351 of Rochester, Inc.                     NY

Fashion Bug #3352, Inc.                                  TX
Fashion Bug #3353, Inc.                                  NJ
Fashion Bug #3354, Inc.                              (2) ME
Fashion Bug #3356, Inc.                                  FL
Fashion Bug #3358, Inc.                                  IN
Fashion Bug #3359, Inc.                                  CT
Fashion Bug #336, Inc.                                   IN
Fashion Bug #3360, Inc.                              (2) CA
Fashion Bug #3361, Inc.                                  IA
Fashion Bug #3362, Inc.                                  OK
Fashion Bug #3363, Inc.                              (2) TX
Fashion Bug #3364, Inc.                                  WA
Fashion Bug #3365, Inc.                                  AL
Fashion Bug #3366, Inc.                                  TX
Fashion Bug #3367, Inc.                                  CT
Fashion Bug #3368, Inc.                                  GA
Fashion Bug #3369, Inc.                                  KY
Fashion Bug #3370, Inc.                                  WA
Fashion Bug #3371, Inc.                              (2) SC
Fashion Bug #3372, Inc.                                  CT
Fashion Bug #3373, Inc.                              (1) IL
Fashion Bug #3374, Inc.                              (2) VA
Fashion Bug #3375, Inc.                              (2) WA
Fashion Bug #3377, Inc.                                  FL
Fashion Bug #3378, Inc.                                  DE
Fashion Bug #3379, Inc.                                  PA
Fashion Bug #3380, Inc.                                  MI
Fashion Bug #3381, Inc.                                  PA
Fashion Bug #3382, Inc.                                  MN
Fashion Bug #3383, Inc.                                  PA
Fashion Bug #3384, Inc.                                  IL
Fashion Bug #3385, Inc.                                  MO
Fashion Bug #3386, Inc.                                  OH
Fashion Bug #3387, Inc.                                  TX
Fashion Bug #3388, Inc.                              (2) FL
Fashion Bug #3389, Inc.                                  FL
Fashion Bug #3390, Inc.                                  MS
Fashion Bug #3391, Inc.                                  TN
Fashion Bug #3392, Inc.                                  MS
Fashion Bug #3393, Inc.                                  CA
Fashion Bug #3394, Inc.                              (2) AL
Fashion Bug #3395, Inc.                                  ME
Fashion Bug #3396, Inc.                                  MA
Fashion Bug #3397, Inc.                                  CA
Fashion Bug #3398, Inc.                              (2) NV
Fashion Bug #3399, Inc.                                  SC
Fashion Bug #3400, Inc.                                  TX
Fashion Bug #3401, Inc.                                  LA
Fashion Bug #3402, Inc.                                  TX
Fashion Bug #3403, Inc.                                  MI
Fashion Bug #3404, Inc.                                  WV
Fashion Bug #3405 of Riverhead, Inc.                     NY
Fashion Bug #3406, Inc.                              (2) TX
Fashion Bug #3407, Inc.                                  MO
Fashion Bug #3408 of Hamburg, Inc.                       NY
Fashion Bug #3409, Inc.                                  PA
Fashion Bug #3410, Inc.                              (2) CA
Fashion Bug #3411, Inc.                              (1) NJ
Fashion Bug #3412, Inc.                              (2) NM
Fashion Bug #3413, Inc.                                  TX
Fashion Bug #3414, Inc.                                  OK
Fashion Bug #3415, Inc.                                  OK
Fashion Bug #3416, Inc.                                  OK

Fashion Bug #3418, Inc.                                  NC
Fashion Bug #3419, Inc.                                  AL
Fashion Bug #3420, Inc.                                  NJ
Fashion Bug #3421, Inc.                                  TX
Fashion Bug #3422, Inc.                                  NJ
Fashion Bug #3423, Inc.                                  IN
Fashion Bug #3424, Inc.                                  IN
Fashion Bug #3425, Inc.                                  IN
Fashion Bug #3427, Inc.                                  FL
Fashion Bug #3428, Inc.                              (2) CA
Fashion Bug #3429, Inc.                                  WI
Fashion Bug #3430, Inc.                                  KS
Fashion Bug #3431, Inc.                                  VA
Fashion Bug #3432, Inc.                                  NC
Fashion Bug #3433, Inc.                                  CA
Fashion Bug #3434, Inc.                                  TX
Fashion Bug #3435, Inc.                                  TX
Fashion Bug #3436, Inc.                              (2) IL
Fashion Bug #3437, Inc.                                  WA
Fashion Bug #3438, Inc.                                  WA
Fashion Bug #3439, Inc.                              (2) MI
Fashion Bug #3440, Inc.                                  MS
Fashion Bug #3441, Inc.                              (1) OH
Fashion Bug #3442 of Staten Island, Inc.                 NY
Fashion Bug #3443, Inc.                                  IL
Fashion Bug #3444, Inc.                                  VA
Fashion Bug #3445, Inc.                                  OK
Fashion Bug #3446, Inc.                                  AZ
Fashion Bug #3447, Inc.                              (2) NJ
Fashion Bug #3448, Inc.                                  VT
Fashion Bug #3449, Inc.                              (2) FL
Fashion Bug #3450, Inc.                                  MS
Fashion Bug #3451, Inc.                                  IN
Fashion Bug #3452, Inc.                                  NC
Fashion Bug #3453, Inc.                                  TX
Fashion Bug #3454, Inc.                                  AR
Fashion Bug #3455, Inc.                                  TX
Fashion Bug #3456, Inc.                                  OH
Fashion Bug #3457, Inc.                                  NM
Fashion Bug #3458, Inc.                                  AZ
Fashion Bug #3460, Inc.                              (2) LA
Fashion Bug #3461, Inc.                                  TX
Fashion Bug #3462, Inc.                                  VA
Fashion Bug #3463, Inc.                                  OH
Fashion Bug #3464, Inc.                                  MI
Fashion Bug #3465, Inc.                              (2) TX
Fashion Bug #3466, Inc.                              (2) OR
Fashion Bug #3467, Inc.                              (2) LA
Fashion Bug #3468, Inc.                              (2) TX
Fashion Bug #3469, Inc.                              (2) TX
Fashion Bug #3470, Inc.                                  IN
Fashion Bug #3471, Inc.                                  ID
Fashion Bug #3472, Inc.                                  PA
Fashion Bug #3473, Inc.                                  IL
Fashion Bug #3474, Inc.                                  KY
Fashion Bug #3475, Inc.                                  KY
Fashion Bug #3476, Inc.                                  FL
Fashion Bug #3477, Inc.                              (2) ID
Fashion Bug #3478, Inc.                              (2) MO
Fashion Bug #3479, Inc.                                  AR
Fashion Bug #3480, Inc.                                  AL
Fashion Bug #3481, Inc.                                  GA
Fashion Bug #3482, Inc.                              (2) TX

Fashion Bug #3483, Inc.                                  TX
Fashion Bug #3484, Inc.                              (2) MD
Fashion Bug #3485, Inc.                                  DE
Fashion Bug #3486, Inc.                                  PA
Fashion Bug #3487, Inc.                              (2) NC
Fashion Bug #3488, Inc.                              (2) WA
Fashion Bug #3489, Inc.                              (2) UT
Fashion Bug #3490, Inc.                              (2) OR
Fashion Bug #3491 of Cheektowaga, Inc.                   NY
Fashion Bug #3492, Inc.                                  PA
Fashion Bug #3493, Inc.                                  KY
Fashion Bug #3494, Inc.                                  GA
Fashion Bug #3495, Inc.                                  OR
Fashion Bug #3496, Inc.                                  IL
Fashion Bug #3497, Inc.                                  AL
Fashion Bug #3498, Inc.                                  TN
Fashion Bug #3499, Inc.                              (2) PA
Fashion Bug #3500, Inc.                              (2) PA
Fashion Bug #3501 of Middletown, Inc.                (2) NY
Fashion Bug #3503, Inc.                                  NJ
Fashion Bug #3504, Inc.                                  VA
Fashion Bug #3505, Inc.                              (1) OH
Fashion Bug #3506, Inc.                              (2) NV
Fashion Bug #3507, Inc.                                  AR
Fashion Bug #3508, Inc.                              (2) TX
Fashion Bug #3509, Inc.                              (2) LA
Fashion Bug #3510, Inc.                              (2) TX
Fashion Bug #3512, Inc.                                  NJ
Fashion Bug #3513, Inc.                                  KY
Fashion Bug #3514, Inc.                                  CA
Fashion Bug #3515, Inc.                              (1) IL
Fashion Bug #3516, Inc.                              (1) IN
Fashion Bug #3518, Inc.                              (2) RI
Fashion Bug #3519, Inc.                              (2) CA
Fashion Bug #3520, Inc.                              (2) CO
Fashion Bug #3521, Inc.                                  CA
Fashion Bug #3522 of Williamsville, Inc.                 NY
Fashion Bug #3523, Inc.                                  ND
Fashion Bug #3524, Inc.                              (2) VA
Fashion Bug #3525, Inc.                                  OH
Fashion Bug #3526, Inc.                                  KY
Fashion Bug #3527, Inc.                                  OH
Fashion Bug #3528, Inc.                                  FL
Fashion Bug #3529, Inc.                              (2) SC
Fashion Bug #3530, Inc.                                  GA
Fashion Bug #3531, Inc.                              (2) IL
Fashion Bug #3532, Inc.                              (2) WI
Fashion Bug #3533, Inc.                              (2) TX
Fashion Bug #3534, Inc.                              (2) TX
Fashion Bug #3535, Inc.                                  OH
Fashion Bug #3536, Inc.                                  TN
Fashion Bug #3537, Inc.                                  NC
Fashion Bug #3538, Inc.                                  VA
Fashion Bug #3539, Inc.                              (2) MO
Fashion Bug #3540, Inc.                              (2) UT
Fashion Bug #3542, Inc.                              (2) WI
Fashion Bug #3543, Inc.                              (2) MI
Fashion Bug #3544, Inc.                                  MI
Fashion Bug #3545, Inc.                              (2) OH
Fashion Bug #3546, Inc.                              (2) OH
Fashion Bug #3547, Inc.                                  WA
Fashion Bug #3548, Inc.                                  CA
Fashion Bug #3549, Inc.                                  MO

Fashion Bug #3551 of Ithaca, Inc.                    (2) NY
Fashion Bug #3553, Inc.                                  KY
Fashion Bug #3554, Inc.                              (2) FL
Fashion Bug #3555, Inc.                              (2) NC
Fashion Bug #3556, Inc.                                  OR
Fashion Bug #3557, Inc.                              (2) AZ
Fashion Bug #3558, Inc.                              (2) KY
Fashion Bug #3559, Inc.                                  TX
Fashion Bug #3560, Inc.                                  FL
Fashion Bug #3561, Inc.                                  FL
Fashion Bug #3562, Inc.                              (1) NC
Fashion Bug #3563, Inc.                                  MO
Fashion Bug #3564, Inc.                                  MO
Fashion Bug #3565, Inc.                              (2) MI
Fashion Bug #3566, Inc.                              (2) IL
Fashion Bug #3567, Inc.                              (2) TX
Fashion Bug #3568, Inc.                              (2) CA
Fashion Bug #3569, Inc.                                  AL
Fashion Bug #3570, Inc.                              (2) MO
Fashion Bug #3571, Inc.                              (2) OH
Fashion Bug #3572, Inc.                              (2) OH
Fashion Bug #3573, Inc.                              (2) NJ
Fashion Bug #3574, Inc.                                  OH
Fashion Bug #3575, Inc.                                  WV
Fashion Bug #3576, Inc.                              (2) IA
Fashion Bug #3577, Inc.                              (2) KY
Fashion Bug #3578, Inc.                              (2) FL
Fashion Bug #3579, Inc.                              (2) TX
Fashion Bug #3580, Inc.                                  WV
Fashion Bug #3581, Inc.                                  PA
Fashion Bug #3582, Inc.                              (2) PA
Fashion Bug #3583, Inc.                              (1) PA
Fashion Bug #3584, Inc.                              (2) DE
Fashion Bug #3585, Inc.                              (2) IN
Fashion Bug #3586, Inc.                              (2) PA
Fashion Bug #3587, Inc.                              (2) PA
Fashion Bug #3588, Inc.                              (2) IL
Fashion Bug #3589, Inc.                              (2) IL
Fashion Bug #3590, Inc.                              (2) NJ
Fashion Bug #3591, Inc.                              (2) MD
Fashion Bug #3592, Inc.                              (2) PA
Fashion Bug #3593, Inc.                              (2) ID
Fashion Bug #3906, Inc.                              (2) NJ
Fashion Bug #3907, Inc.                              (2) NJ
Fashion Bug #4001, Inc.                              (2) NJ
Fashion Bug #4002, Inc.                                  CT
Fashion Bug #4004, Inc.                                  NJ
Fashion Bug #4005, Inc.                                  MA
Fashion Bug #4006, Inc.                              (2) PA
Fashion Bug #4007, Inc.                                  PA
Fashion Bug #4008, Inc.                                  NJ
Fashion Bug #4009, Inc.                                  RI
Fashion Bug #4010, Inc.                                  MA
Fashion Bug #4011, Inc.                                  NH
Fashion Bug #4012 of Bayshore, Inc.                      NY
Fashion Bug #4013, Inc.                                  NJ
Fashion Bug #418, Inc.                                   NJ
Fashion Bug #44, Inc.                                    PA
Fashion Bug #47, Inc.                                    IN
Fashion Bug #471, Inc.                                   MN
Fashion Bug #508, Inc.                                   PA
Fashion Bug #519, Inc.                                   WV
Fashion Bug #520, Inc.                                   MA

Fashion Bug #527, Inc.                                   KS
Fashion Bug #529 of Hamburg, Inc.                    (2) NY
Fashion Bug #534, Inc.                                   IN
Fashion Bug #538, Inc.                                   ME
Fashion Bug #545, Inc.                                   VT
Fashion Bug #548, Inc.                                   ME
Fashion Bug #554, Inc.                               (2) PA
Fashion Bug #558, Inc.                               (2) TN
Fashion Bug #560 of Gloversville, Inc.                   NY
Fashion Bug #561, Inc.                               (2) FL
Fashion Bug #562, Inc.                                   NJ
Fashion Bug #564, Inc.                                   MO
Fashion Bug #565, Inc.                               (2) MI
Fashion Bug #566, Inc.                                   IN
Fashion Bug #567, Inc.                                   IL
Fashion Bug #571, Inc.                               (2) TN
Fashion Bug #572, Inc.                               (2) LA
Fashion Bug #573, Inc.                                   PA
Fashion Bug #574 of Syracuse, Inc.                       NY
Fashion Bug #575, Inc.                                   MN
Fashion Bug #576, Inc.                                   NJ
Fashion Bug #580, Inc.                                   ME
Fashion Bug #581, Inc.                                   NH
Fashion Bug #583, Inc.                                   KY
Fashion Bug #584 of Yonkers, Inc.                        NY
Fashion Bug #585, Inc.                                   NJ
Fashion Bug #586, Inc.                                   NJ
Fashion Bug #588, Inc.                                   IL
Fashion Bug #589, Inc.                               (2) IL
Fashion Bug #591, Inc.                               (2) MO
Fashion Bug #592, Inc.                               (2) IL
Fashion Bug #593 of Selden, Inc.                         NY
Fashion Bug #594, Inc.                                   KS
Fashion Bug #595, Inc.                                   IN
Fashion Bug #596, Inc.                                   CT
Fashion Bug #597, Inc.                                   MN
Fashion Bug #601, Inc.                                   SC
Fashion Bug #602, Inc.                                   PA
Fashion Bug #605, Inc.                               (2) MI
Fashion Bug #606, Inc.                               (2) MI
Fashion Bug #607, Inc.                                   MI
Fashion Bug #612, Inc.                                   OH
Fashion Bug #614, Inc.                               (2) MA
Fashion Bug #615, Inc.                                   PA
Fashion Bug #617, Inc.                                   MA
Fashion Bug #618, Inc.                               (2) SC
Fashion Bug #622, Inc.                                   WI
Fashion Bug #624, Inc.                                   MO
Fashion Bug #626, Inc.                               (2) MD
Fashion Bug #627, Inc.                                   OH
Fashion Bug #629, Inc.                               (2) NJ
Fashion Bug #630, Inc.                               (2) IN
Fashion Bug #631, Inc.                               (2) PA
Fashion Bug #636, Inc.                                   IL
Fashion Bug #638, Inc.                                   MI
Fashion Bug #642, Inc.                                   PA
Fashion Bug #643, Inc.                                   PA
Fashion Bug #644, Inc.                               (2) GA
Fashion Bug #645, Inc.                                   MI
Fashion Bug #646, Inc.                               (2) OH
Fashion Bug #647, Inc.                                   ME
Fashion Bug #649, Inc.                               (2) PA
Fashion Bug #650, Inc.                               (2) VA

Fashion Bug #651, Inc.                               (2) MI
Fashion Bug #653, Inc.                                   NJ
Fashion Bug #654, Inc.                                   AL
Fashion Bug #656, Inc.                                   FL
Fashion Bug #657, Inc.                                   MO
Fashion Bug #658, Inc.                                   MA
Fashion Bug #660 of Albany, Inc.                     (2) NY
Fashion Bug #661, Inc.                                   WV
Fashion Bug #662, Inc.                                   PA
Fashion Bug #663, Inc.                                   PA
Fashion Bug #664, Inc.                                   CO
Fashion Bug #667, Inc.                                   MI
Fashion Bug #668 of Shirley, Inc.                        NY
Fashion Bug #670, Inc.                                   MA
Fashion Bug #672, Inc.                               (2) MI
Fashion Bug #673, Inc.                                   KY
Fashion Bug #674, Inc.                                   IL
Fashion Bug #675, Inc.                               (2) LA
Fashion Bug #676 of Ozone Park, Inc.                     NY
Fashion Bug #678, Inc.                                   OH
Fashion Bug #679 of Watertown, Inc.                      NY
Fashion Bug #681, Inc.                                   IN
Fashion Bug #683, Inc.                               (2) WI
Fashion Bug #684, Inc.                                   NC
Fashion Bug #686, Inc.                               (2) IL
Fashion Bug #687, Inc.                                   IL
Fashion Bug #689, Inc.                                   PA
Fashion Bug #691, Inc.                                   MD
Fashion Bug #692, Inc.                               (2) MO
Fashion Bug #693, Inc.                                   MI
Fashion Bug #694, Inc.                                   MI
Fashion Bug #697, Inc.                                   OH
Fashion Bug #698, Inc.                                   OH
Fashion Bug #716, Inc.                               (2) RI
Fashion Bug #719, Inc.                                   OH
Fashion Bug #720 of Oswego, Inc.                         NY
Fashion Bug #721, Inc.                                   MA
Fashion Bug #723, Inc.                               (2) AL
Fashion Bug #724, Inc.                                   NH
Fashion Bug #727, Inc.                                   ME
Fashion Bug #729, Inc.                                   MI
Fashion Bug #730, Inc.                               (2) OH
Fashion Bug #731, Inc.                                   IL
Fashion Bug #732, Inc.                                   MI
Fashion Bug #733, Inc.                                   IN
Fashion Bug #734 of Dunkirk, Inc.                        NY
Fashion Bug #736, Inc.                               (2) MO
Fashion Bug #737, Inc.                               (2) MA
Fashion Bug #738, Inc.                               (2) NC
Fashion Bug #739, Inc.                               (2) OH
Fashion Bug #740, Inc.                                   WI
Fashion Bug #741, Inc.                                   OH
Fashion Bug #742, Inc.                                   OH
Fashion Bug #743, Inc.                               (2) OH
Fashion Bug #745, Inc.                                   PA
Fashion Bug #748, Inc.                                   OH
Fashion Bug #751, Inc.                                   MI
Fashion Bug #752, Inc.                                   VT
Fashion Bug #755, Inc.                                   ME
Fashion Bug #756, Inc.                                   CT
Fashion Bug #757 of Brockport, Inc.                      NY
Fashion Bug #758, Inc.                                   WI
Fashion Bug #759, Inc.                                   MI

Fashion Bug #760 of Pine Plaza, Inc.                     PA
Fashion Bug #761, Inc.                               (2) MO
Fashion Bug #762, Inc.                                   MO
Fashion Bug #763, Inc.                               (2) MO
Fashion Bug #764, Inc.                               (2) IL
Fashion Bug #766, Inc.                                   OH
Fashion Bug #767, Inc.                               (2) WV
Fashion Bug #768, Inc.                                   VA
Fashion Bug #769, Inc.                                   OH
Fashion Bug #771, Inc.                                   MI
Fashion Bug #772 of Middletown, Inc.                     NY
Fashion Bug #773, Inc.                                   TN
Fashion Bug #774, Inc.                                   PA
Fashion Bug #775, Inc.                                   VT
Fashion Bug #776, Inc.                                   KY
Fashion Bug #778, Inc.                                   PA
Fashion Bug #779, Inc.                                   KY
Fashion Bug #781, Inc.                                   OH
Fashion Bug #784, Inc.                                   VA
Fashion Bug #785, Inc.                               (2) MI
Fashion Bug #786, Inc.                                   CT
Fashion Bug #787, Inc.                                   RI
Fashion Bug #788, Inc.                                   MA
Fashion Bug #790, Inc.                               (2) OH
Fashion Bug #792, Inc.                                   NC
Fashion Bug #793, Inc.                                   VA
Fashion Bug #795, Inc.                                   MI
Fashion Bug #797, Inc.                                   KS
Fashion Bug #799, Inc.                                   VA
Fashion Bug #8060, Inc.                                  PA
Fashion Bug #84 of Queens, Inc.                          NY
Fashion Bug #863, Inc.                                   IN
Fashion Bug #95, Inc.                                (2) MD
Fashion Bug & Fashion Bug Plus #2179, Inc.           (2) FL
Fashion Bug Acquisition Corp                         (2) DE
Fashion Bug of 640 Plaza, Inc.                           TN
Fashion Bug of Allentown, Inc.                           PA
Fashion Bug of Alliance, Inc.                        (2) PA
Fashion Bug of Alpena, Inc.                              PA
Fashion Bug of Altoona, Inc.                             PA
Fashion Bug of Amherst, Inc.                             NY
Fashion Bug of Andorra, Inc.                             PA
Fashion Bug of Apple Valley Square, Inc.                 PA
Fashion Bug of Asbury Park, Inc.                     (2) PA
Fashion Bug of Audubon, Inc.                             NJ
Fashion Bug of Aurora, Inc.                              PA
Fashion Bug of Barberton, Inc.                           PA
Fashion Bug of Belleville, Inc.                          PA
Fashion Bug of Belvedere Plaza, Inc.                 (2) GA
Fashion Bug of Bethlehem, Inc.                           PA
Fashion Bug of Birmingham, Inc.                      (2) AL
Fashion Bug of Bloomsburg, Inc.                      (2) PA
Fashion Bug of Bluefield, Inc.                           PA
Fashion Bug of Bolingbrook, Inc.                         IL
Fashion Bug of Bond, Inc.                                PA
Fashion Bug of Bordentown, Inc.                          PA
Fashion Bug of Bradford, Inc.                            PA
Fashion Bug of Bricktown Plaza, Inc.                     PA
Fashion Bug of Bridgeview, Inc.                          PA
Fashion Bug of Bristol, Ct, Inc.                         CT
Fashion Bug of Bristol, Inc.                             PA
Fashion Bug of Brunswick, Inc.                           PA
Fashion Bug of Bucyrus, Inc.                             PA

Fashion Bug of California, Inc.                      (2) CA
Fashion Bug of Cambridge, Inc.                           MD
Fashion Bug of Cape May, Inc.                            PA
Fashion Bug of Carlisle, Inc.                            PA
Fashion Bug of Casselberry, Inc.                         FL
Fashion Bug of Century Iii Mall                      (2) PA
Fashion Bug of Charlottesville, Inc.                     VA
Fashion Bug of Chestertown, Inc.                         PA
Fashion Bug of Chillicothe, Inc.                         PA
Fashion Bug of Clarion, Inc.                             PA
Fashion Bug of Clearfield, Inc.                      (2) PA
Fashion Bug of Clearview Mall, Inc.                      PA
Fashion Bug of Cleveland, Inc.                           OH
Fashion Bug of College Square, Inc.                      PA
Fashion Bug of Cottman, Inc.                             PA
Fashion Bug of Countryside, Inc.                     (2) PA
Fashion Bug of Cranberry, Inc.                           PA
Fashion Bug of Cromwell Field, Inc.                      MD
Fashion Bug of Culpepper, Inc.                           VA
Fashion Bug of Cumberland Mall, Inc.                 (2) GA
Fashion Bug of Cuyahoga Falls, Inc.                      PA
Fashion Bug of Danbury, Inc.                             PA
Fashion Bug of Danville, Inc.                            PA
Fashion Bug of Dearborn, Inc.                            PA
Fashion Bug of Dekalb, Inc.                          (2) IL
Fashion Bug of Des Plaines, Inc.                         PA
Fashion Bug of Devon, Inc.                               PA
Fashion Bug of Dover Plaza, Inc.                         PA
Fashion Bug of Dubois, Inc.                          (2) PA
Fashion Bug of Dunbar, Inc.                              PA
Fashion Bug of East Hartford, Inc.                       CT
Fashion Bug of East Mansfield, Inc.                      PA
Fashion Bug of East Park, Inc.                           PA
Fashion Bug of East Windsor, Inc.                    (2) PA
Fashion Bug of Eastside Plaza, Inc.                      PA
Fashion Bug of Eastwood Mall, Inc.                       PA
Fashion Bug of Edgewood, Inc.                            PA
Fashion Bug of Edwardsville, Inc.                        PA
Fashion Bug of Eldersburg, Inc.                          PA
Fashion Bug of Elkton, Inc.                              PA
Fashion Bug of Elwood City, Inc.                         PA
Fashion Bug of Evansville, Inc.                          IN
Fashion Bug of Fairfield, Inc.                           PA
Fashion Bug of Fairmont, Inc.                            PA
Fashion Bug of Fall River, Inc.                          PA
Fashion Bug of Falls Church, Inc.                    (2) VA
Fashion Bug of Flint, Inc.                           (2) PA
Fashion Bug of Forest Plaza, Inc.                        IL
Fashion Bug of Frackville, Inc.                          PA
Fashion Bug of Frankfort, Inc.                           PA
Fashion Bug of Franklin County, Inc.                     PA
Fashion Bug of Franklin, Inc.                            PA
Fashion Bug of Fredericksburg, Inc.                      PA
Fashion Bug of Freehold, Inc.                            NJ
Fashion Bug of Front Royal, Inc.                         VA
Fashion Bug of Ft. Findlay, Inc.                         PA
Fashion Bug of Ft. Myers, Inc.                       (2) FL
Fashion Bug of Fullerton, Inc.                           PA
Fashion Bug of Garfield Heights, Inc.                    PA
Fashion Bug of Georia Square, Inc.                   (2) GA
Fashion Bug of Gibbstown, Inc.                           NJ
Fashion Bug of Glen Burnie, Inc.                         PA
Fashion Bug of Glen Ellyn, Inc.                          IL

Fashion Bug of Gorham, Inc.                              NH
Fashion Bug of Greenville Plaza, Inc.                (2) PA
Fashion Bug of Grove City, Inc.                          PA
Fashion Bug of Hackettstown, Inc.                    (2) PA
Fashion Bug of Hagerstown, Inc.                          PA
Fashion Bug of Hamilton Square, Inc.                     PA
Fashion Bug of Hannibal, Inc.                            MO
Fashion Bug of Hanover, Inc.                             PA
Fashion Bug of Harrisburg, Inc.                          PA
Fashion Bug of Hazelton, Inc.                            PA
Fashion Bug of Hershey, Inc.                         (2) PA
Fashion Bug of Highland Ridge, Inc.                      OH
Fashion Bug of Hinesville, Inc.                      (2) GA
Fashion Bug of Holyoke, Inc.                             MA
Fashion Bug of Honesdale, Inc.                           PA
Fashion Bug of Houghton, Inc.                        (2) PA
Fashion Bug of Howell, Inc.                              PA
Fashion Bug of Huntington Plaza, Inc.                    IN
Fashion Bug of Huntington, Inc.                      (2) PA
Fashion Bug of Iroquois Manor, Inc.                      PA
Fashion Bug of Jasper, Inc.                          (2) IN
Fashion Bug of Johnston, Inc.                            RI
Fashion Bug of Joliet, Inc.                              IL
Fashion Bug of Kedzie, Inc.                              PA
Fashion Bug of Kent, Inc.                                PA
Fashion Bug of Kutztown, Inc.                            PA
Fashion Bug of Lakeland, Inc.                        (2) FL
Fashion Bug of Lakemore Plaza, Inc.                      PA
Fashion Bug of Lancaster, Inc.                       (2) PA
Fashion Bug of Lansing, Inc.                             PA
Fashion Bug of Lavale, Inc.                              PA
Fashion Bug of Lawrenceville, Inc.                   (2) NJ
Fashion Bug of Lebanon, Inc.                             PA
Fashion Bug of Ledgewood, Inc.                           PA
Fashion Bug of Lenox Square, Inc.                    (2) GA
Fashion Bug of Lewisburg, Inc.                           PA
Fashion Bug of Lewiston, Inc.                            ME
Fashion Bug of Livonia, Inc.                             PA
Fashion Bug of Lockport, Inc.                        (2) NY
Fashion Bug of Logan, Inc.                           (2) PA
Fashion Bug of Lorain, Inc.                              OH
Fashion Bug of Louisville, Inc.                          PA
Fashion Bug of Lower Burrell, Inc.                       PA
Fashion Bug of Lynchburg, Inc.                           VA
Fashion Bug of Lynn, Inc.                                MA
Fashion Bug of Macdade, Inc.                             PA
Fashion Bug of Manahawkin, Inc.                          PA
Fashion Bug of Manchester, N.H., Inc.                    NH
Fashion Bug of Maple Heights, Inc.                       PA
Fashion Bug of Marquette, Inc.                           MI
Fashion Bug of Mason City, Inc.                          IA
Fashion Bug of Massillon, Inc.                       (2) OH
Fashion Bug of Mauldin, Inc.                         (2) PA
Fashion Bug of Mayfair, Inc.                             PA
Fashion Bug of Mayfield Heights, Inc.                (2) OH
Fashion Bug of Mckeesport                            (2) PA
Fashion Bug of Meadville, Inc.                       (2) PA
Fashion Bug of Medford, Inc.                             PA
Fashion Bug of Merritt Island, Inc.                      FL
Fashion Bug of Middlesboro, Inc.                         PA
Fashion Bug of Middletown Plaza, Inc.                    PA
Fashion Bug of Midland Plaza, Inc.                       MI
Fashion Bug of Midway, Inc.                              MN

Fashion Bug of Monroe, Inc.                              PA
Fashion Bug of Monroeville                           (2) PA
Fashion Bug of Monroeville, Inc.                         PA
Fashion Bug of Montpelier, Inc.                          VT
Fashion Bug of Moosic, Inc.                          (2) PA
Fashion Bug of Morehead, Inc.                            PA
Fashion Bug of Morris County, Inc.                       PA
Fashion Bug of Mount Pleasant, Inc.                      PA
Fashion Bug of Mount Vernon, Inc.                        PA
Fashion Bug of Mt. Clemens, Inc.                         PA
Fashion Bug of Murray, Inc.                          (2) PA
Fashion Bug of N. Roanoke, Inc.                          VA
Fashion Bug of Nanticoke, Inc.                       (2) PA
Fashion Bug of Nashville, Inc.                           TN
Fashion Bug of New Britian, Inc.                         CT
Fashion Bug of New Castle, Inc.                      (2) PA
Fashion Bug of New Holland, Inc.                         PA
Fashion Bug of New London, Inc.                      (2) PA
Fashion Bug of New Philadelphia, Inc.                    PA
Fashion Bug of North Adams, Inc.                         PA
Fashion Bug of North Brunswick, Inc.                     PA
Fashion Bug of North East, Inc.                          PA
Fashion Bug of North Point, Inc.                         PA
Fashion Bug of Norwell, Inc.                             PA
Fashion Bug of Norwin, Inc.                              PA
Fashion Bug of Oil City, Inc.                        (2) PA
Fashion Bug of Olean, Inc.                               PA
Fashion Bug of Paintsville, Inc.                         PA
Fashion Bug of Paka Plaza, Inc.                          MI
Fashion Bug of Palm Harbor, Inc.                         FL
Fashion Bug of Panama City, Inc.                         FL
Fashion Bug of Parkersburg, Inc.                         PA
Fashion Bug of Patchoque, Inc.                           NY
Fashion Bug of Pennsville, Inc.                          PA
Fashion Bug of Peoria, Inc.                              PA
Fashion Bug of Perimeter Mall, Inc.                  (2) GA
Fashion Bug of Perring, Inc.                             PA
Fashion Bug of Phillipsburg, Inc.                    (2) PA
Fashion Bug of Pikeville, Inc.                       (2) PA
Fashion Bug of Pittston, Inc.                        (2) PA
Fashion Bug of Portsmouth, Inc.                          PA
Fashion Bug of Pottsville, Inc.                          PA
Fashion Bug of Ravenswood, Inc.                          PA
Fashion Bug of Raynham, Inc.                             MA
Fashion Bug of Reistertown, Inc.                         PA
Fashion Bug of Revere, Inc.                              MA
Fashion Bug of Reynoldsburg, Inc.                        OH
Fashion Bug of Rising Sun, Inc.                          PA
Fashion Bug of Riverhead, Inc.                       (2) NY
Fashion Bug of Riverside Square, Inc.                    IL
Fashion Bug of Rivertowne Commons, Inc.                  MD
Fashion Bug of Rogers Plaza, Inc.                        PA
Fashion Bug of Rumford, Inc.                         (2) RI
Fashion Bug of Saginaw, Inc.                             PA
Fashion Bug of Salem, Inc.                               MA
Fashion Bug of Saugus, Inc.                          (2) MA
Fashion Bug of Scranton, Inc.                            PA
Fashion Bug of Seaford, Inc.                         (2) PA
Fashion Bug of Security, Inc.                        (2) PA
Fashion Bug of Sharon, Inc.                              PA
Fashion Bug of Sharonville, Inc.                         PA
Fashion Bug of Smyrna, Inc.                          (2) GA
Fashion Bug of Solon, Inc.                           (2) OH

Fashion Bug of Somers Point, Inc.                        NJ
Fashion Bug of South Flint, Inc.                         PA
Fashion Bug of South Hills Village                   (2) PA
Fashion Bug of South Plainfield, Inc.                    NJ
Fashion Bug of Southfield, Inc.                      (2) MI
Fashion Bug of Southgate, Inc.                       (2) MI
Fashion Bug of Southlake Mall, Inc.                  (2) GA
Fashion Bug of Speedway Shopping Center, Inc.            IN
Fashion Bug of Springfield Plaza, Inc.                   MA
Fashion Bug of St. Albans, Inc.                      (2) PA
Fashion Bug of St. Clair Shores, Inc.                    MI
Fashion Bug of State College, Inc.                   (2) PA
Fashion Bug of Stratford, Inc.                           CT
Fashion Bug of Stroudsburg, Inc.                         PA
Fashion Bug of Struthers, Inc.                           OH
Fashion Bug of Sturgis, Inc.                             MI
Fashion Bug of Taylor, Inc.                              MI
Fashion Bug of Tech Plaza, Inc.                          PA
Fashion Bug of The Market Place, Inc.                (2) TN
Fashion Bug of Thorndale, Inc.                           PA
Fashion Bug of Toms River, Inc.                          PA
Fashion Bug of Topsham, Inc.                         (2) ME
Fashion Bug of Totowa, Inc.                              NJ
Fashion Bug of Troy, Inc.                                NY
Fashion Bug of Trumbull Plaza, Inc.                      PA
Fashion Bug of Tunkhannock, Inc.                         PA
Fashion Bug of Union, Inc.                               PA
Fashion Bug of Uniontown, Inc.                           PA
Fashion Bug of University Mall, Inc.                     OH
Fashion Bug of University Plaza, Inc.                    TN
Fashion Bug of Valley Plaza, Inc.                        PA
Fashion Bug of Van Buren, Inc.                       (2) PA
Fashion Bug of Vineland, Inc.                        (2) NJ
Fashion Bug of Virginia Beach, Inc.                      VA
Fashion Bug of Walnutport, Inc.                          PA
Fashion Bug of Warren Plaza, Inc.                        OH
Fashion Bug of Warren, Inc.                              PA
Fashion Bug of Warrenton, Inc.                           PA
Fashion Bug of Warsaw, Inc.                              IN
Fashion Bug of Waterbury, Inc.                       (2) PA
Fashion Bug of Waukegan, Inc.                            IL
Fashion Bug of Waynesburg, Inc.                          PA
Fashion Bug of Webster, Inc.                             MA
Fashion Bug of Weirton, Inc.                             PA
Fashion Bug of West Frankfort, Inc.                      PA
Fashion Bug of West Manchester, Inc.                     PA
Fashion Bug of West Mifflin, Inc.                        PA
Fashion Bug of West Springfield, Inc.                (2) MA
Fashion Bug of Wharton Square, Inc.                      PA
Fashion Bug of Whitman Plaza, Inc.                       PA
Fashion Bug of Wilkes Barre, Inc.                        PA
Fashion Bug of Williamson, Inc.                          PA
Fashion Bug of Williamsport, Inc.                        PA
Fashion Bug of Williamstown, Inc.                        NJ
Fashion Bug of Wilmington, Inc.                          MA
Fashion Bug of Wisconsin Rapids, Inc.                (2) WI
Fashion Bug of Woodbridge, Inc.                          PA
Fashion Bug of Woodlyn, Inc.                         (2) PA
Fashion Bug of Youngstown, Inc.                          PA
Fashion Bug of Zanesville, Inc.                          PA
Fashion Bug Plus #8005, Inc.                         (2) NJ
Fashion Bug Plus #8010 of Rocky Point, Inc.              NY
Fashion Bug Plus #8014, Inc.                         (2) PA

Fashion Bug Plus #8017 of Riverhead, Inc.            (2) NY
Fashion Bug Plus #8019, Inc.                             PA
Fashion Bug Plus #8023, Inc.                         (2) VA
Fashion Bug Plus #8024, Inc.                         (2) NJ
Fashion Bug Plus #8027, Inc.                         (2) OH
Fashion Bug Plus #8028, Inc.                         (2) CT
Fashion Bug Plus #8034, Inc.                             PA
Fashion Bug Plus #8038, Inc.                         (2) MD
Fashion Bug Plus #8039, Inc.                         (2) OH
Fashion Bug Plus #8040, Inc.                             PA
Fashion Bug Plus #8041, Inc.                             CA
Fashion Bug Plus #8043, Inc.                             NJ
Fashion Bug Plus #8044, Inc.                             MA
Fashion Bug Plus #8045, Inc.                         (2) NJ
Fashion Bug Plus #8046, Inc.                             KS
Fashion Bug Plus #8047, Inc.                             TX
Fashion Bug Plus #8048,Inc.                              TX
Fashion Bug Plus #8049, Inc.                             TX
Fashion Bug Plus #8050, Inc.                             TX
Fashion Bug Plus #8051, Inc.                             CA
Fashion Bug Plus #8052 of Amherst, Inc.                  NY
Fashion Bug Plus #8053, Inc.                             NC
Fashion Bug Plus #8054, Inc.                             IN
Fashion Bug Plus #8055, Inc.                         (2) TX
Fashion Bug Plus #8056, Inc.                             MN
Fashion Bug Plus #8057, Inc.                             NJ
Fashion Bug Plus #8058, Inc.                         (2) TX
Fashion Bug Plus #8059, Inc.                         (2) CO
Fashion Bug Plus #8060, Inc.                         (2) PA
Fashion Bug Plus #8061, Inc.                             MN
Fashion Bug Plus #8062, Inc.                         (2) FL
Fashion Bug Plus #8063, Inc.                             FL
Fashion Bug Plus #8064, Inc.                         (2) FL
Fashion Bug Plus #8065, Inc.                         (2) MN
Fashion Bug Plus #8066, Inc.                         (2) OR
Fashion Bug Plus #8067, Inc.                             TN
Fashion Bug Plus #8068, Inc.                         (2) FL
Fashion Bug Plus #8069, Inc.                         (2) TX
Fashion Bug Plus #8070, Inc.                         (2) NM
Fashion Bug Plus #8071, Inc.                         (2) IA
Fashion Bug Plus #8072, Inc.                         (2) TX
Fashion Bug Plus #8073, Inc.                         (2) MT
Fashion Bug Plus #8074, Inc.                         (2) WV
Fashion Bug Plus #8076, Inc.                         (2) CA
Fashion Bug Plus #8077, Inc.                         (2) KY
Fashion Bug Plus #8078, Inc.                             CA
Fashion Bug Plus #8079, Inc.                             GA
Fashion Bug Plus #811, Inc.                              MI
Fashion Bug Plus #818 of Auburn, Inc.                (2) NY
Fashion Bug Plus #881, Inc.                          (2) MI
Fashion Bug Plus #904, Inc.                              FL
Fashion Bug Plus #932, Inc.                              KY
Fashion Bug Plus #962, Inc.                          (2) WV
Fashion Bug Plus #963, Inc.                          (2) MI
Fashion Bug Plus #964, Inc.                          (2) OH
Fashion Bug Plus #966, Inc.                              WV
Fashion Bug Plus #970, Inc.                          (2) GA
Fashion Bug Plus #972, Inc.                          (2) IL
Fashion Bug Plus #975 of Horseheads, Inc.                NY
Fashion Bug Plus #976, Inc.                          (2) WI
Fashion Bug Plus #979, Inc.                          (2) MO
Fashion Bug Plus #980, Inc.                              ME
Fashion Bug Plus #981, Inc.                              PA

Fashion Bug Plus #985, Inc.                              MN
Fashion Bug Plus #987, Inc.                              PA
Fashion Bug Plus #991, Inc.                              IA
Fashion Bug Plus #993, Inc.                          (2) NJ
Fashion Bug Plus of Appleton, Inc.                       PA
Fashion Bug Plus of Baltimore, Inc.                      MD
Fashion Bug Plus of Beloit, Inc.                     (2) WI
Fashion Bug Plus of Dubois, Inc.                     (2) PA
Fashion Bug Plus of Erie, Inc.                           PA
Fashion Bug Plus of Essexville, Inc.                 (2) PA
Fashion Bug Plus of Flint, Inc.                      (2) MI
Fashion Bug Plus of Frederick, Inc.                      PA
Fashion Bug Plus of Hadley, Inc.                     (2) PA
Fashion Bug Plus of Hyattsville, Inc.                (2) PA
Fashion Bug Plus of Lancaster Plaza, Inc.            (2) PA
Fashion Bug Plus of Lawnside, Inc.                       NJ
Fashion Bug Plus of Melrose Park, Inc.               (2) IL
Fashion Bug Plus of Mt. Greenwood, Inc.                  IL
Fashion Bug Plus of North Ft Myers, Inc.                 FL
Fashion Bug Plus of Northwest Plaza, Inc.            (2) PA
Fashion Bug Plus of Pekin, Inc,                      (2) PA
Fashion Bug Plus of Pontiac, Inc.                    (2) MI
Fashion Bug Plus of Sharon Hill, Inc.                    PA
Fashion Bug Plus of Sheboygan, Inc.                  (2) WI
Fashion Bug Plus of Turfland Mall, Inc.                  PA
Fashion Bug Plus of Wallkill, Inc.                       NY
Fashion Bug Plus of Whitehaven, Inc.                 (2) TN
Fashion Service Corp.                                (2) DE
Fashion Service Fulfillment Corporation              (2) DE
FB Apparel, Inc.                                     (2) IN
FB Clothing, Inc.                                    (2) IN
FB Distro, Inc.                                      (2) IN
Festus #2733 Development Co., Inc.                       MO
FSC Service Corp.                                    (2) PA
FSHC, Inc.                                           (2) DE
International Apparel, Inc.                          (2) PA
J.M. Balter Co.                                      (2) PA
J.P.A. Clothing Company                              (2) GA
J.P.A. Service Co.                                       PA
Kafco Development Co., Inc.                          (2) PA
Kirkstone Ltd                                        (2) Hong Kong
KS Investments Ltd.                                  (2) Bermuda
Lanco, Inc.                                          (2) DE
Lane Bryant Purchasing Corporation                   (2) DE
Lane Bryant, Inc.                                        DE
LBH, Inc.                                            (2) NV
M And A Joint Ventures, LLC                          (2) DE
Macomb #2619 Development Co., Inc.                       IL
Modern Woman Clothing, Inc.                          (2) IN
Modern Woman Holdings, Inc.                          (2) DE
Modern Woman Name Holding, Inc.                      (2) DE
Modern Woman Specialty, Inc.                         (2) CA
Modern Woman, Inc.                                       DE
Modern Woman, Inc.                                       MI
Orle                                                 (2) DE
Presque Isle #2756 Development Co., Inc.             (2) ME
Price Appeal #5001 of Staten Island, Inc.            (2) NY
Price Appeal #5015, Inc.                             (2) NJ
Price Appeal #5020, Inc.                             (2) OH
Price Appeal #5060, Inc.                             (2) MI
Rolla #2685 Development Co., Inc.                        MO
Rose Merger Sub, Inc.                                (2) TN
S A Funding, Inc.                                    (2) DE

Salina #2926 Development Co., Inc.                   (2) KS
San Angelo #2973 Development Co., Inc.               (2) TX
Sentani Trading Ltd.                                 (2) Hong Kong
Sierra Nevada Factoring, Inc.                        (2) NV
Sikeston #2736 Development Co., Inc.                     MO
Source Net, Inc.                                     (2) DE
Specialty Fixtures, Inc.                             (2) DE
Specialty Fixtures, Inc.                             (2) PA
Spirit of America National Bank                      (2) OH
Spirit of America Promotions, Inc.                   (2) OH
Spirit of America, Inc.                              (2) DE
The Answer #5454, Inc.                                   GA
The Answer #5469, Inc.                               (2) TN
The Answer #5484, Inc.                               (2) OH
The Answer #5542, Inc.                                   VA
The Answer #5543, Inc.                                   GA
The Answer #5544, Inc.                               (2) CA
The Answer #5546, Inc.                               (2) CA
The Answer #5547, Inc.                               (2) WI
The Answer #5548, Inc.                               (2) WI
The Answer #5603, Inc.                               (2) IL
The Answer #5640, Inc.                               (2) GA
The Answer #5641, Inc.                                   VA
The Answer #5642, Inc.                                   LA
Venice Acquisition Corporation                       (2) DE
Victoria #2972 Development Co., Inc.                 (2) TX
W.L. Distributors, Inc.                              (2) PA
Winks Lane, Inc.                                     (2) PA
Yardarm Trading Ltd.                                 (2) Hong Kong
Yucca #2524 Development Co., Inc.                        CA

----------
(1) These companies are not included in the consolidated financial statements for the fiscal year ended February 2, 2002, as they had not then commenced operations and the original capitalization was not then paid in.

(2)  These companies do not currently operate stores.